SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Check  the  appropriate  box:

[ ]     Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]     Definitive  Information  Statement

                                POWER2SHIP, INC.
                  (Name of Registrant As Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  Fee  required.

[ ]     Fee  computed  on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title  of  each class of securities to which transaction applies:

          (2)  Aggregate  number  of  securities  to  which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed  maximum  aggregate  value  of  transaction:

          (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount  Previously  Paid:

          (2)  Form,  Schedule  or  Registration  Statement  No.:

          (3)  Filing  Party:

          (4)  Date  Filed:

                                POWER2SHIP, INC.
                              903 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA  33487


Dear Stockholders:

     We are writing to advise you that Power2Ship Inc. will amend (the "Amendment") its Certificate of Incorporation increasing its number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares. This action was approved on June 28, 2004 by our Board of Directors. In addition, our management and certain stockholders, who hold a majority in interest of our issued and outstanding voting stock, approved this action by written consent in lieu of a special meeting of our stockholders as of July 27, 2004 in accordance with the relevant sections of the Nevada Revised Statutes.

     The Amendment will not be effective until after we file it with the Nevada Secretary of State. We intend to file the Amendment 20 days after the date this information statement is first mailed to our stockholders.

     WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about July 28, 2004.

     Please feel free to call us at 561-998-7557 should you have any questions on the enclosed information statement. We thank you for your continued interest in Power2Ship.

                                   For the Board of Directors of
                                   POWER2SHIP, INC.


                                   By:  /s/  Richard  Hersh
                                      ---------------------
                                         Richard  Hersh,  CEO

July  27,  2004

                                POWER2SHIP, INC.
                              903 CLINT MOORE ROAD
                           Boca Raton, Florida   33487

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                              MAJORITY STOCKHOLDERS
                          IN LIEU OF A SPECIAL MEETING

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

     This information statement is being furnished to the stockholders of Power2Ship, Inc. to provide you with information and a description of an action taken by our Board of Directors and by the written consent of the holders of a majority in interest of our issued and outstanding voting stock.

     On June 28, 2004, our Board of Directors unanimously approved the following action, subject to authorization by consent of a majority in interest of our stockholders and fulfillment of our statutory obligations:

Proposal  1:   To  approve  an  amendment  to  our Certificate of  Incorporation increasing the number of authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares.

     The full text of the Amendment is attached to this information statement as Exhibit A. In addition, we have included copies of our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003 and our quarterly report on Form
10-QSB for the nine months ended March 31, 2004 as part of this information statement.

     As of July 27, 2004 in accordance with the relevant sections of the Nevada Revised Statutes, Mr. Richard Hersh, our Chief Executive Officer, and other stockholders, who collectively own 51% in interest of our voting stock, had approved the Amendment by written consent in lieu of a special meeting of our stockholders. Please see "Principal Stockholders" appearing later in this information statement.

     The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.

     This information statement is first being mailed on or about July 28, 2004 to stockholders of record. This information statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

     The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                             PRINCIPAL STOCKHOLDERS

     At June 30, 2004, there were 38,029,810 shares of our common stock and 87,000 shares of our Series Y Convertible Preferred Stock issued and outstanding. Our common stock and Series Y Convertible Preferred Stock are our only classes of our voting securities. Each share of common stock has one vote per share and each share of Series Y Preferred Stock has 200 votes per share. The following table sets forth information known to us relating to the beneficial  ownership  of  these  shares  as  of  June  30,  2004  by:

          - each person who is the beneficial owner of more than 5% of the outstanding shares of the class of stock;
          -    each  director;
          -    each  executive  officer;  and
          -    all  executive  officers  and  directors  as  a  group.

      Unless otherwise indicated, the business address of each person listed is in care of 903 Clint Moore Road, Boca Raton, Florida 33487. We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from June 30, 2004 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of June 30, 2004 have been exercised or converted.


Common Stock
------------

Name of                    Amount and Nature of     Percentage          Percentage of
Beneficial Owner           Beneficial Ownership     of Class            Voting Control (1)
------------------------- ---------------------  ---------------       -------------------

Richard Hersh (2)                 4,121,761           10.0%                    36.1%
Michael Darden (3)                1,738,998            4.4%                     3.0%
John Urbanowicz (4)               1,084,332            2.8%                     1.9%
All officers and directors
  as a group (three persons)
 (2)(3)(4)                        6,945,091           15.8%                    39.0%
Michael Garnick (5)               3,620,257            9.7%                     6.1%

Series Y Convertible Preferred Stock
------------------------------------

Name of                    Amount and Nature of     Percentage          Percentage of
Beneficial Owner           Beneficial Ownership     of Class            Voting Control (1)
------------------------- ---------------------  ---------------       -------------------
Richard Hersh(2)                     87,000            100%                    36.1%
Michael Darden                            0              *                        *
John Urbanowicz                           0              *                        *
All officers and directors as
  a group (three persons)(2)(3)(4)   87,000            100%                    39.0%


*     represents less than 1%

(1)     Percentage  of  Voting  Control  is  based upon the number of issued and outstanding shares of our common stock and shares  of  our  Series  Y  Convertible  Preferred Stock at June 30, 2004.  At June 30, 2004 the holders of our outstanding shares  of  common  stock and Series Y Convertible Preferred Stock were entitled to an aggregate of 55,429,810 votes at any meeting  of  our  stockholders,  which includes 38,029,810 votes attributable to the outstanding shares of common stock and
17,400,000  votes  attributable  to  the outstanding shares of Series Y Convertible Preferred Stock. Each share of Series Y
Convertible  Preferred  Stock entitles the holder to 200 votes at any meeting of our stockholders and such shares will vote together  with  our  common  stockholders.

(2)     Includes  4,121,761  shares  of our common stock issuable upon the exercise of options at an exercise price of $.38 per  share.

(3)     Includes  1,738,998  shares  of  common stock issuable upon the exercise of options at exercise prices ranging from
$.38  to  $1.01  per  share.

(4)     Includes  1,059,332  shares  of common stock issuable upon the exercise of options at an exercise price of $.38 per share.

(5)     Mr.  Garnick's  address  is  1590  Stockton  Road,  Meadowbrook,  PA  19046.

                                   PROPOSAL 1
                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                    TO INCREASE THE NUMBER OF OUR AUTHORIZED
                             SHARES OF COMMON STOCK

     We currently have authorized 100,000,000 shares of common stock, and at June 30, 2004, we had 38,029,810 shares issued and outstanding. In addition, we have reserved an additional approximately 37,776,973 shares of our common stock for possible issuances, including:

     *    3,960,000  shares underlying our Series B Convertible Preferred Stock;
     *    1,083,200  shares underlying our Series C Convertible Preferred Stock,
     *    230,405  shares  underlying  our Series Y Convertible Preferred Stock,
     *    approximately  14,753,749  shares  underlying  outstanding  options,
     *    approximately  8,271,031  shares  underlying  outstanding  warrants,
     * 1,699,000 shares reserved for issuance under our stock compensation plan,
     * approximately 4,621,693 shares underlying the $1,747,000 Series A convertible secured debentures based upon a conversion price of $0.378 per share at June 30, 2004; and
     * approximately 3,157,895 shares underlying the $2,000,000 Series B convertible secured debentures, of which $1,000,000 has been sold and $1,000,000 will be funded, in our discretion, within five business days of our filing of a registration statement covering the shares to be issued underlying the debentures as well as the standby agreement, based upon a conversion price of $0.3167 per share at June 30, 2004.

     Pursuant to the Amendment, we will increase the number of authorized shares of common stock to 250,000,000 shares. WE ARE NOT PRESENTLY ENGAGED IN ANY REGULAR NEGOTIATIONS, NOR DO WE HAVE ANY PRESENT PLANS, PROPOSALS OR UNDERSTANDINGS TO ISSUE ANY SHARES OF OUR COMMON STOCK AS PART OF A CAPITAL RAISING TRANSACTION OR OTHERWISE OTHER THAN THE TRANSACTIONS WITH CORNELL CAPITAL PARTNERS, LP DESCRIBED BELOW, AS WELL AS FUTURE ISSUANCES PURSUANT TO OUR COMPENSATION PROGRAMS AND POSSIBLE FUTURE ACQUISITIONS, AS TO WHICH WE HAVE NO PRESENT COMMITMENTS OR UNDERSTANDINGS.

     We did not need an increase in our authorized common stock to sell the first $1,000,000 Series B 5% secured convertible debenture to Cornell Capital Partners, LP pursuant to the Securities Purchase Agreement described below, but rather to sell the second $1,000,000 Series B 5% secured convertible debenture to Cornell as well as to ensure that we will have sufficient common shares authorized should we choose to sell our common shares to Cornell pursuant to the Standby Equity Distribution Agreement described below.

SECURITIES  PURCHASE  AGREEMENT

     On June 28, 2004, we entered into a securities purchase agreement with Cornell Capital Partners, LP for the issuance and sale of $2,000,000 in Series B 5% secured convertible debentures maturing on the second anniversary of their issue dates. In conjunction with the purchase agreement, we also entered into a standby equity distribution agreement with Cornell Capital. We received $1,000,000, less $125,000 in transaction fees, in funding on June 29, 2004, and the remaining $1,000,000, less $100,000 in transaction fees, will be funded, in our discretion, within five business days of our filing of a registration statement covering the shares to be issued underlying the debentures as well as the standby agreement.

     The net proceeds of the initial $1,000,000 in funding will be used for general corporate and working capital purposes. The net proceeds of the additional $1,000,000 in funding will be used for general corporate and working capital purposes and to expand our advertising and marketing campaigns. If we avail ourselves of the proceeds under the standby agreement, any amounts received will likely be used for potential acquisitions and expansion of our operations, although we have not identified any acquisitions or specific expansion programs.

     The debentures are convertible at the option of Cornell at a conversion price equal to the lesser of:

     - $0.456 per share, representing 120% of the closing bid price of our common stock as quoted by Bloomberg, LP on June 28, 2004, or

     - 100% of the average of the three lowest closing bid prices for our common stock, as quoted by Bloomberg, LP, for the 30 trading days immediately preceding any conversion date.

     We have the right to redeem, with three business days' advance written notice, all or a portion of the outstanding debentures. The redemption price will be 120% of the amount redeemed, plus accrued interest, although we have the right to redeem outstanding debentures at 110% of the amount redeemed plus accrued interest through July 28, 2004. In connection with any redemption, we are also required to issue a warrant to purchase 35,000 of our common shares for each $100,000 of debentures redeemed. These warrants are exercisable at $0.456 per share on or prior to the second anniversary of the issue date of the debentures being redeemed.

     The debentures are to be secured by all of the assets and property of Power2Ship and our wholly-owned subsidiary, Freight Rate, Inc., although this lien is subordinate to the lien previously granted to investors in our Series A 14.25% secured convertible debentures and to the lien on accounts receivable and other assets related thereto being proposed for a revolving credit facility.

     Under the terms of the purchase agreement and related debentures and warrants, no conversion of the debentures or exercise of the warrants may occur if a conversion or exercise would result in Cornell and any of its affiliates beneficially owning common shares of Power2Ship which exceed 4.99% of our outstanding common shares following such conversion or exercise.

     We have agreed to register the shares of common stock underlying the debentures and the warrants by August 12, 2004.

     In connection with the purchase agreement and related agreements, we have also paid Cornell a commitment fee of $100,000 and a structuring fee of $10,000.

STANDBY  EQUITY  DISTRIBUTION  AGREEMENT

     At the same time we entered into the purchase agreement with Cornell, we also entered into the standby agreement with Cornell, which would allow us to place up to $10,000,000 of our common stock with them. The standby agreement establishes what is sometimes termed an equity line of credit or an equity draw-down facility. We are not obligated to draw down on this facility, but once we complete the registration of our common shares allocated to this facility and we satisfy normal conditions for this type of transaction, we have the ability to direct our common shares to Cornell Capital as described below. In the event we were to avail ourselves of the standby agreement, we would likely need an increase in our authorized common shares in order to place some or all of our common stock to complete all or part of this agreement.

     In general, the standby agreement is a commitment by Cornell Capital to purchase up to $10,000,000 of our common stock, only when and if we request, over a period of up to 24 months from the date on which the SEC first declares effective a registration statement registering the resale of the shares that we issue to Cornell. During this period, at our sole election, we may provide notice of our intention to put up to $500,000 of our shares to Cornell Capital provided seven trading days have elapsed since the prior notice date. The common share purchase price to be paid by Cornell is calculated at 98% of the lowest price (using the daily volume weighted average price) of our common stock during the five trading days following the date of our notice to Cornell Capital. In no event will the number of shares issuable to Cornell Capital pursuant to our notice result in Cornell owning, at any given time, in excess of 9.9% of our then outstanding common stock.

     We have the right to terminate the standby agreement upon three days' prior written notice provided there is no outstanding balance owed to Cornell Capital under the purchase agreement and related debentures, and there are no pending advance notices submitted by us to Cornell Capital.

     In connection with the standby agreement, we have issued to Cornell Capital 691,128 shares of our common stock. We are also committed to pay to Cornell
Capital an amount equal to 5% of each purchase of our common stock made by Cornell under the standby agreement. We also paid to Yorkville Advisors Management, LLC, the investment manager for Cornell Capital, a structuring fee of $15,000, and we have paid to Newbridge Securities Corporation, as a placement agent fee in connection with the standby agreement, 25,132 shares of our common stock.

CONCLUSION

     Our Board of Directors and our consenting stockholders believe that increasing the number of authorized shares of common stock available for issuance or reservation will provide us with the flexibility to issue shares of common stock for the Cornell Capital transactions, as well as for use as equity compensation, in possible mergers, acquisitions or other business combinations, future financings, stock dividends or distributions, equity incentive plans or other proper corporate purposes which may be identified in the future by the Board of Directors.

     Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance(s) of additional shares of common stock could affect our stockholders in a number of respects, including, but not limited to, diluting the voting power of the current holders of our common stock, and diluting the earnings per share and book value per share of our common stock at such time. In addition, the issuance of additional shares of common stock could adversely affect the market price of our common stock.

     Our Board of Directors and our consenting stockholders believe that the financial flexibility offered by the proposed Amendment outweighs any disadvantages that it may have, and that it is in the best interest of Power2Ship and its stockholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (unless required by law).

     The increase in the number of authorized shares of common stock could also make it more difficult for a person to acquire control of our company. While the Amendment may have anti-takeover ramifications, rendering it more difficult to obtain control of our company by means of tender offer, proxy contest, merger or otherwise, it may encourage persons seeking to acquire our company to negotiate directly with our Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interest.

Manner  of  Effecting  the  Amendment
-------------------------------------

     The Amendment will be effected by the filing of the Amendment with the Secretary of the State of Nevada. The increase in our authorized common stock will become effective on the effective date of that filing. We anticipate that we will file the Amendment with the Secretary of State of Nevada on or about August 9, 2004, which is 20 days after the date this information statement was first mailed to our stockholders.

Appraisal  Rights
-----------------

     No appraisal rights are available under the Nevada Revised Statutes or under our Certificate of Incorporation as a result of the Amendment.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

     We  are  required  to  file  annual,  quarterly  and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available  to  the  public  from  the  SEC's  web  site  at  www.sec.gov.
                                                             ------------

                                   POWER2SHIP,  INC.



                                   By:  /s/  Richard  Hersh
                                        -------------------
                                        Richard Hersh, Chief Executive Officer

                                    EXHIBIT A

          DEAN HELLER
          Secretary of State
[SEAL]     204 North Carson Street, Suite 1
          Carson City, Nevada 89701-4299
          (775)684-5708
          Website: secretaryofstate.biz

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            --------------------------------------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.     Name  of  corporation:  Power2Ship,  Inc.

2. The articles have been amended as follows (provide article numbers, if available):

     The number of authorized shares of common stock, par value $0.001, are hereby increased from 100,000,000 shares to 250,000,000 shares.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted of the amendment is: The holders of 10,603,433 shares of common stock and 87,000 shares of Series Y Convertible Preferred stock, representing approximately 51% of the voting power of the corporation, voted FOR this amendment and these articles.

4.     Effective  date  of  filing  (optional).

5.     Officer  Signature (required): /s/ Richard Hersh, Chief Executive Officer
                                       -----------------------------------------

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit proper fees may case this filing to be rejected.

SUBMIT  IN  DUPLICATE

This form must be accompanied by appropriate fees.  See attached fee schedule.
     Revised  on:  11/03/03

Nevada Secretary of State AM 78.385 Amend 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    -------
                                  FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

For  the  fiscal  year  ended  MAY  31,  2003     Commission File Number 0-25753
                               --------------                            -------

                                POWER2SHIP, INC.
                                ----------------
     (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

              NEVADA                                    87-0449667
              ------                                    ----------
 (STATE  OR  OTHER  JURISDICTION                     (I.R.S.  EMPLOYER
OF  INCORPORATION  OR  ORGANIZATION)                 IDENTIFICATION  NO.)

     903  CLINT  MOORE  ROAD,  BOCA  RATON,  FLORIDA            33487
     -----------------------------------------------            -----
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)            (ZIP  CODE)

REGISTRANT'S TELEPHONE NUMBER:         (561) 998-7557
                                       --------------

SECURITIES  REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:     NONE
                                                                 ----

SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:      COMMON STOCK
                                                                 ------------
                                                               (TITLE OF CLASS)


     Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such
filing  requirements  for  the  past  90  days.  Yes  [x]    No  [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-KSB.
Yes  [ ]    No  [x]

State  issuer's  revenue  for  its  most  recent  fiscal  year:   $1,019,883

     State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days (see definition of affiliate in Rule 12b-2 of the Exchange Act). $17,231,837 as of September 9, 2003.

     State the number of shares outstanding of each of the issuer's classes of common stock equity, as of May 31, 2003: 27,115,184 shares of common stock, par value $.001 per share (the "Common Stock").

     Transitional  Small  Business  Disclosure  Format  (check  one):

Yes  [ ]      No  [x]

DOCUMENTS  INCORPORATED  BY  REFERENCE:     None

                                TABLE OF CONTENTS
                                -----------------


PART I                                                                     1 - 8

DESCRIPTION OF BUSINESS                                                        1
DESCRIPTION OF PROPERTY                                                        7
LEGAL PROCEEDINGS                                                              7
SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS                             8

PART II                                                                   9 - 16

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS                       9
MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS                    11
FINANCIAL STATEMENTS                                                          15
CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
DISCLOSURE                                                                    16

PART III                                                                 17 - 29

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(a) OF THE EXCHANGE ACT OF THE REGISTRANT                           17
EXECUTIVE COMPENSATION                                                        19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                23
EXHIBITS AND REPORTS ON FORM 8-K                                              24
CONTROLS AND PROCEDURES                                                       28
SIGNATURES                                                                    29

                                     PART I
                                     ------

ITEM     1.     DESCRIPTION  OF  BUSINESS

     FORWARD  LOOKING  STATEMENTS

     This Annual Report on Form 10-KSB (this "Report") as well as statements made in press releases and oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf that are not statements of historical or current fact constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief", "expects", "intends", "anticipates" or "plans" to be uncertain forward-looking statements. The forward looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

     HISTORY

     Power2Ship, Inc. ("P2S" or the "Company"), formerly known as Jaguar Investments, Inc., was formed in Nevada on October 28, 1987. From its inception until December 19, 2001, when it acquired 100% of the issued and outstanding shares of common stock of Premier Sports Media and Entertainment Group, Inc., a New York corporation ("Premier"), P2S did not engage in any material business operations. The acquisition of all the issued and outstanding shares of Premier's common stock was completed by a share exchange (the "Share Exchange") whereby P2S acquired 388,889 shares of Premier's common stock in exchange for 1,000,000 of P2S's common stock, all of which were restricted regarding transferability. The shares of P2S' common stock issued to the shareholders of Premier represented approximately 8% of the total issued and outstanding shares of P2S common stock immediately after the Share Exchange. As a result of the Share Exchange, P2S carried on business through its wholly-owned subsidiary Premier and its subsidiaries.

     On March 11, 2003, a wholly owned subsidiary of P2S ("Merger Sub") consummated a merger with Freight Rate, Inc. d/b/a Power2Ship, a Delaware company ("FRI"). Pursuant to the merger, Merger Sub was merged with and into FRI and FRI survived as the Company's wholly owned subsidiary corporation. At the effective time of the merger, the holders of FRI's common and preferred stock, warrants and options exchanged their FRI securities for the following Company securities:

     -    11,869,712  shares  of  common  stock,

     -    13,986,679  common  stock  options,

     -    3,913,204  common  stock  purchase  warrants,

     - 100,000 shares of Series X Preferred Stock which are convertible on March 11, 2004 into shares of common stock based upon the degree to which a one-year funding schedule of up to $2.5 million is met. If the entire $2.5 million of funding is consummated, the Series X Preferred Stock will be cancelled. Management believes that it may be in the best interest of the Company to eliminate or reduce the conversion rights of the Series X Preferred Stock.

     - 87,000 shares of Series Y Preferred Stock, owned by the Company's Chief Executive Officer, that were received in exchange for an equal number of Series C Preferred Stock of FRI formerly owned by the Chief Executive Officer. Each share of Series Y Preferred Stock has 200 votes per share, comparable to the Series C Preferred Stock of FRI which had 75 votes per share, has the right to vote with the common shareholders in all matters, and is convertible at any time into 230,405 shares of the Company's common stock at the holder's option.

     Also, pursuant to the Merger Agreement, R&M Capital Partners, Inc. agreed to cancel 2,650,000 shares of the Company's common stock. This summary of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement which is filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2003.

     For accounting purposes, the transaction was treated as a recapitalization of Freight Rate, Inc. and accounted for as a reverse acquisition. Therefore, the financial statements reported herein and the accompanying notes thereto, reflect the assets, liabilities and operations of Freight Rate, Inc. as if it had been the reporting entity since inception.

     Simultaneous with consummating the merger with FRI, the Company entered into a Stock Purchase Agreement pursuant to which it sold 95% or 369,445 shares of the common stock of Premier to The DAR Group, Inc. ("DAR") in consideration for the forgiveness by DAR of all of the Company's indebtedness to DAR in the approximate amount of $2.0 million and the assumption by DAR of all of Company's liabilities as of the closing date of the Stock Purchase Agreement. The foregoing summary of the Stock Purchase Agreement is qualified by reference to the complete text of the Stock Purchase Agreement which is filed as an exhibit to the P2S Current Report.

     As a result of the merger with FRI and the sale of 95% of the stock of Premier, our business is being conducted exclusively through FRI as of the date of this Report. FRI formed two wholly owned subsidiaries in 2002, Power2Ship, Inc. and Power4PL, Inc., both Delaware corporations, that have had no operations since their inception.

BUSINESS  OVERVIEW

     FRI is an application service provider (ASP) that offers a highly accessible, Web-based information and communication system for certain segments of the truck transportation industry. Truck freight is estimated to represent approximately 80% or $400 billion of the $500 billion United States freight transportation market according to the American Trucking Association. At the end of 2000 there were 467,159 interstate motor carriers, excluding passenger carriers and carriers of hazardous freight, with 375,348 or 80.4% operating 20 or fewer trucks according to the U.S. Department of Transportation, Federal Motor Carrier Safety Administration. P2S believes it has developed a system to help these smaller motor carriers compete more effectively with large carriers while also providing valuable logistics services to both small and large shippers.

     We have developed a system, named the P2S MobileMarket(TM), for collecting, consolidating, processing and presenting real-time transportation-related data that is valuable to logistics personnel working for Shippers and Carriers. This information, accessed through our Web site, helps Shippers and Carriers operate more efficiently by enabling them to:
     -    Minimize  excess  transportation  capacity  of  Carriers,

     -    Execute  freight  transactions  online,  and

     - Easily track the movement of loads and/or transportation assets online.

     Current customers include Shippers such as The Great Atlantic & Pacific Tea Company, a major retail food business ("A&P"), and Tire Kingdom, a subsidiary of TBC Corp., a major aftermarket tire retailer. In addition, it has approved membership in the P2S MobileMarket(TM) for over 150 Carriers.

P2S  MOBILEMARKET(TM)

     P2S, similar to many other ASPs, intends to charge some of the users (Shippers only) of the P2S MobileMarket(TM) primarily based upon their actual usage of the system without requiring them to purchase any software or hardware. Carriers will have unlimited access and use of the system for free, although they may choose to purchase vehicle locator and communication devices offered by P2S to enhance the benefits they derive from the system. Some of the information collected and saved in the P2S MobileMarket(TM) includes specific descriptions of each Carrier's company, assets, personnel, Carriers' freight rates, Shipper's transportation requirements and preferences in general and for specific loads, a digital version of the bill of lading, load pick-up and delivery appointment times and actual times, frequently updated asset/load locations with automatic notification of events anticipated to cause delays and a digital version of the receiver's signature confirming delivery. Collectively, this information enables the P2S MobileMarket(TM) to predict where and when every trucking asset in the system will have excess capacity and automatically search for the next load closest to that truck.

     Some of the benefits that Shippers may derive from using the P2S MobileMarket(TM) include:

     - A single, consolidated online page listing up to the 10 best Carriers meeting their pre-defined load, performance and pricing requirements having excess capacity (equipment) to move their loads;

     - Online access to Carriers' profiles and historical performance information prior to selecting the desired Carriers;

     - Reduces the time spent searching for Carriers thus enabling logistics personnel to concentrate on other transportation tasks;

     - Frequently updated location information of inbound loads and, if they have a captive fleet, outbound loads thus enabling Shippers to more accurately schedule advertising campaigns, warehouse personnel, etc.;

     - Receive automatic notification and alerts of probable delivery delays providing more time to develop and implement contingent plans;

     - Electronic bill of lading and exception management tools permit exact settlements, significantly improving relations with vendors and Carriers;

     - Customized management reporting utilizing historical data is available for an additional charge;

     - Custom development of interfaces to legacy systems of large Shippers is available for an additional charge; and

     - Access to logistics experts that will use third-party software, that management believes is the best of its kind, to analyze historical data and recommend supply chain optimization strategies is available for an additional charge.

     Some of the benefits that Carriers may derive from using the P2S MobileMarket(TM) include:

     - Free use of an online asset management tool to set-up, store, update and track their assets (tractors, trailers and drivers) and provide asset utilization reports;

     - Frequently updated location information available to constantly track assets;

     - Receive automatic notification and alerts to proactively address possible delays and problems;

     - Loads offered to qualified Carriers with excess capacity without freight brokerage fee or sales commission;

     - P2S pays Carriers and assumes responsibility for collecting payment from Shippers;

     -    Fast  payment  option  available  for  an  additional  charge;

     - Damaged or improper quantities of goods reported to all parties resulting in faster resolution; and

     - Access to historical transaction data for reporting and performance metrics.

RECENT  DEVELOPMENTS

     In the third quarter of 2002, we obtained a license from the U.S. Department of Transportation, Federal Motor Carrier Safety Administration, to engage in operations arranging or brokering transportation of freight (except household goods) by motor vehicle. Since the fourth quarter of 2002 we have been providing various logistics services to Tire Kingdom and marketing similar services to many other Shippers.

     In the fourth quarter of 2002, we entered into an ASP Software License and Customization Agreement with A & P to provide software development and integration services for a fee not to exceed $500,000. As of the date of this Report we have generated revenue of approximately $449,000 pursuant to this agreement. During the course of this project, we, in conjunction with A&P, defined and developed much of the functionality and most of the unique features of the P2S MobileMarket(TM) that we believe will be of value to a wide variety of Shippers in numerous industries. In addition, as of March 15, 2003, we began charging A&P a fixed monthly fee for unlimited access to the P2S MobileMarket(TM) and to have their data segregated on a dedicated computer server. As of April 28, 2003, A&P began using our system to monitor the locations of approximately 2,500 shipments per week transported by approximately 40 Carriers through our Web site.

     In the first quarter of 2003, P2S entered into a three-year agreement with BellSouth Corporation to provide a comprehensive communications solution for the P2S MobileMarket(TM) at BellSouth's highly secure e-business center in Miami, Florida. In August 2003, International Business Machines Corp. (IBM) took over for BellSouth and assumed responsibility for providing dedicated hosting and support services to P2S at this facility. BellSouth continues to provide P2S with network services and bandwidth for connectivity to the Internet.

     In the second quarter of 2003, we entered into a distributor agreement with a privately-owned developer and marketer of GPS locator devices. This company has agreed to a special pricing arrangement that includes our paying them a monthly royalty once the device is put into service. We intend to use a portion of the monthly payments we receive from Carriers, pursuant to 36-month access/service contracts they will enter into with us, to pay this royalty.

     In the third quarter of 2003, we established an alliance with ARL, Inc., also known as American Road Line ("ARL"), a non-asset based motor carrier with over $60 million in revenue. As a result of this alliance, any full truckloads of freight that ARL's contractors are unable to move will be made available immediately to member-carriers of the P2S MobileMarket(TM). Also, as ARL's independent contractors become P2S member-carriers, their unused capacity will be displayed to P2S member-shippers. We will generate additional revenue and gross profits each time a transaction between a shipper and carrier takes place through the P2S MobileMarket(TM). Further, ARL has agreed to test our proprietary vehicle locator and communication devices in some of its contractor's trucks.

     PLANNED REVENUE SOURCES

     P2S intends to generate revenue from users of the P2S MobileMarket(TM) by providing a variety of services and products. Sources of revenue may include:

     - TRANSACTION PROCESSING FEES of approximately 7% added to the freight rates supplied by Carriers to establish the prices for Shippers using the P2S Mobile Market(TM) to find Carriers for their loads.

     - MONTHLY SUBSCRIPTION FEES charged to Shippers for unlimited access to the P2S MobileMarket(TM). (At this time there are no plans to charge such fees to Carriers).

     - MONTHLY ACCESS/SERVICE FEES charged to Carriers who utilize our Vehicle Locator and Communication Devices ("P2S Mobile Devices"). We will enter into 3-year contracts with Carriers having a monthly fee of $79 per truck providing them with wireless access to the P2S Mobile Market(TM), product maintenance and customer support. Our Mobile Device consists of a vehicle locator device with a built-in modem ("GPS") and a handheld personal digital assistant ("PDA"). The GPS is easily installed in the truck's cab and plugged into a cigarette lighter for power. It utilizes global positioning system technology to determine specific latitude and longitude coordinates. Next, an internal modem in the GPS wirelessly transmits the location data to the nearest cellular tower. This data is then sent over a terrestrial network to reach the Internet and transmitted to the P2S MobileMarket(TM). The PDA contains our proprietary software that enables communication of location and other transportation-related information between drivers and the P2S MobileMarket(TM) when connected to the GPS. We have negotiated agreements to provide wireless connectivity to Carriers at very competitive rates with several major network providers, including AT&T and T-Mobile, and are in negotiations with others.

     - SOFTWARE DEVELOPMENT FEES charged to large Shippers, such as A&P, requiring custom interfaces to be developed to extract critical information from their existing systems. Each such project is unique and would require a contract defining the technical scope of the project, a timetable for deliverables, the price for each deliverable and the other terms and conditions typical for such projects.

     - VIRTUAL PRIVATE NETWORK ("VPN") FEES charged to Shippers requiring data encryption and other extra security measures for their data.. VPN fees are incorporated in contracts prepared for each Shipper and are to be based on a number of variables including the volume of data being transmitted, the distance the data must travel and the amount of bandwidth required.

     - LOGISTICS OPTIMIZATION FEES charged to Shippers seeking to identify and implement strategies to improve the efficiency of their supply chain. P2S intends to employ experienced logistics professionals utilizing sophisticated logistics optimization software to analyze the historical information collected for a particular Shipper, identify embedded trends of activity, and recommend methods of improving complete supply chain strategies for them. This service is available to all Shippers once they have sufficient historical information collected in the P2S MobileMarket(TM).

     INTELLECTUAL  PROPERTY

     Our success and ability to compete are substantially dependent on our internally developed technologies and trademarks, which we protect through a combination of confidentiality procedures, contractual provisions, copyright and trade secret laws. In addition, in order to increase the protection of our intellectual property, we have retained an attorney to assist our Company in preparing and filing patent applications.

ITEM     2.     DESCRIPTION  OF  PROPERTY

     Upon the Company's merger with FRI, it relocated its executive offices to the offices of FRI located at Congress Corporate Plaza 901, 903 Clint Moore Road, Boca Raton, Florida 33487. The Company leases 10,545 square feet in a one-story facility for approximately $110,335 for the next twelve months. The Company owns no real property.

ITEM     3.     LEGAL  PROCEEDINGS

     On July 21, 2003, the Company settled litigation with a computer software vendor. Pursuant to the terms of this settlement, the Company issued a $170,000 non-interest bearing note to the vendor requiring an immediate payment of $30,000, made on July 15, 2003, followed by 22 monthly payments of $5,000 due no later than the fifth of each month beginning in August 2003. If all of these principal payments are made when due, then the remaining outstanding principal balance of $30,000 shall be forgiven. As of the date of this Report, we are in compliance with the terms of this note.

     On April 4, 2003, we received a demand letter on behalf of Summit Trading Limited and Investor Relations Services, Inc., consulting firms that had rendered services to Freight Rate, Inc. pursuant to consulting agreements that expired in 2002, claiming that Freight Rate, Inc. had breached these agreements by withholding compensation allegedly earned pursuant to such consulting agreements. In September 2003, following mediation among the parties, the Company entered into separate agreements with both entities pursuant to which the Company has issued 1,407,136 and 291,336 shares of its common stock to Summit Trading Limited and Investor Relations Services, Inc., respectively. The Company has accounted for this stock issuance in its financial statements for fiscal year 2003 with an expense of $1,002,098. Both agreements include a provision providing for piggyback registration rights for 50% of the shares issued. One of the agreements also provides for the potential issuance of additional shares equal to 5% of the issuance of common shares following any further issuance of shares pursuant to the Company's Series B Preferred Stock offering, or as a result of issuance of common stock as a result of the Company's Series X Preferred Stock issuance.

     On June 18, 2003, a shareholder filed a complaint against us and our Chief Executive Officer in the United States District Court, Southern District of New York, alleging that we were preventing him, without justification, from selling 150,000 restricted shares of common stock pursuant to SEC Rule 144 by not instructing our counsel to issue an opinion letter to the effect that such shares are transferable and saleable. He is seeking an injunction directing us to have our counsel issue an opinion letter and requesting the court to determine his damages, including attorney's fees and other costs, incurred in pursuing this complaint. We have responded to this complaint by informing the court of a competing claim made by another shareholder with respect to the ownership of the shares. In the opinion of management, the ultimate disposition of such claim will not have a material adverse effect on our financial position or results of operations.

ITEM     4.     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

     The Company's stockholders holding a majority of the voting power of the Company approved and recommended, pursuant to a written consent dated March 27, 2003, that the Company's Articles of Incorporation be amended in order to change the Company's name from Jaguar Investments, Inc. to Power2Ship, Inc. This name change became effective upon the filing of the amendment with the Secretary of State of the State of Nevada on May 13, 2003.

                                     PART II
                                     -------

ITEM     5.     MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS

Market  Information

     The Company's shares of common stock trade on the OTC Bulletin Board under the trading symbol "PWRI". The following table sets forth the range of high and low closing quotations for the first quarter of fiscal year 2004 and each fiscal quarter for the past two fiscal years ended May 31, 2003 as reported by the OTC Bulletin Board. The quotes represent inter-dealer prices without adjustment or mark-ups, mark-downs or commissions and may not necessarily represent actual transactions. The trading volume of the Company's securities fluctuates and may be limited during certain periods. As a result of these volume fluctuations, the liquidity of an investment in the Company's securities may be adversely affected.

                                  COMMON STOCK

                                      HIGH          LOW
                                      ----          ---
FISCAL  YEAR  2004
------------------
Quarterly  periods  ended:

     August  31,  2003               $.89          $.46

FISCAL  YEAR  2003
------------------
Quarterly  periods  ended:

     May  31,  2003                 $1.24          $.53

     February  28,  2003            $1.02          $.37

     November  30,  2002           $  .95          $.61

     August  31,  2002              $1.77          $.81

FISCAL  YEAR2002
----------------
Quarterly  periods  ended:

     May  31,  2002                $  .90          $.61

     February  28,  2002            $1.50          $.64

     November  30,  2001            $4.05         $1.00

     August  31,  2001              $6.00         $3.35

     On September 9, 2003, the final quoted closing price as reported by the OTC Bulletin Board was $0.65 for each share of our common stock.

Holders  of  Record

     As of September 9, 2003, there were 27,115,184 shares of Common Stock outstanding, held by approximately 400 record holders.

Dividends

     We have never paid a cash dividend on our common stock nor do we anticipate paying cash dividends on our common stock in the near future. It is our present policy not to pay cash dividends on the common stock but to retain earnings, if any, to fund growth and expansion. Under Nevada law, a company is prohibited from paying dividends if the company, as a result of paying such dividends, would not be able to pay its debts as they become due, or if the company's total liabilities and preferences to preferred shareholders exceed total assets. Any payment of cash dividends on the Company's common stock in the future will be dependent on the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, as well as other factors the Board of Directors deems relevant.

     The holders of our Series B Preferred Stock are entitled to receive a ten percent (10%) per annum cumulative dividend when, as and if, declared by our board of directors. The dividend shall be payable annually in arrears commencing on June 30, 2004 in cash or in shares of our common stock at or option. If the dividend is paid in shares of common stock, then such shares will be valued at the average closing price of our common stock for the 10 trading days immediately preceding the date of such dividend.

Recent  Sales  of  Unregistered  Securities

     During the period from June 1, 2003 through September 5, 2003, the Company sold 149,800 shares of Series B Preferred Stock, $5.00 stated value per share, for $749,000. These shares of Series B Preferred Stock are convertible at $.25 per share into 2,996,000 shares of common stock. These shares are entitled to receive a 10% dividend per annum, payable in cash or common stock at the Company's sole discretion, on June 30, 2004 unless previously converted to common stock.

     In July 2003, the Company sold 10,000 shares of Series C Preferred Stock, $30.00 stated value per share, and 500,000 common stock purchase warrants, to one accredited investor for $300,000. These shares of Series C Preferred Stock are convertible at $.30 per share into 1,000,000 shares of common stock. The warrants provide for the purchase of 500,000 shares of our common stock at $1.00 per share until July 14, 2006.

ITEM  6.     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATIONS

Critical Accounting Policies

     Financial Reporting Release No. 60, which was recently released by the SEC, requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. Note 1 to our consolidated financial statements includes a summary of the significant accounting policies and methods used in the preparation of our consolidated financial statements. The following is a brief discussion of the more significant accounting policies and methods used by us:

     - General. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     - Revenue Recognition. The Company recognizes freight transportation revenue when shipments reach their destinations and the receiver acknowledges the receipt of goods by signing a bill of lading. Revenue from access fees is recognized in the month that access to our P2S MobileMarket(TM) is provided to customers. Revenue generated from implementation services, pursuant to software development contracts with customers defining the scope of work, is recognized on the percentage of completion basis for each deliverable provided for in the contract. Revenue from implementation services are non-recurring and are expected to significantly decrease in total and as a percent of total revenue in future periods.

     - Stock Based Compensation. The Company uses SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provision of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123 and SFAS No. 148.

     The following discussion of our financial condition and results of operations should be read in conjunction with the Financial Statements and Notes thereto appearing elsewhere in this document.

Overview

     For accounting purposes, the Company's merger with Freight Rate, Inc. was treated as a recapitalization of Freight Rate, Inc. and accounted for as a reverse acquisition. Therefore, the financial statements reported herein and the accompanying notes thereto, reflect the assets, liabilities and operations of Freight Rate, Inc. as if it had been the reporting entity since inception.

     From our inception until the third quarter of 2003 fiscal year, we were a development stage company, historically operated with minimal assets and with no significant operations or income. Since the third quarter of fiscal year 2003 we have commenced operations.

Plan  of  Operation

     During the next 12 months, we intend to concentrate our efforts and resources on the sale and marketing of our services to shippers and carriers, the recruitment of additional qualified employees, and the continued development of the features and functionality of our ASP system.

Description  of  Business

     We operate through our wholly owned subsidiary, Freight Rate, Inc., an Application Service Provider (ASP) offering a highly accessible, user-friendly information and communication system for the trucking segment of the freight transportation industry. This system - named the P2S MOBILEMARKET(TM) - includes an online site that collects, consolidates, processes and presents real-time transportation-related data that is valuable to logistics departments of shippers and motor carriers. This information assists these shippers and carriers to operate more efficiently by enabling them to 1) Identify and utilize excess transportation capacity, 2) Execute freight transactions online and 3) Track the movement of loads and/or transportation assets online. The Company's website may be found at www.power2ship.com.
                             ------------------

Results  of  Operations

     Fiscal  Year  Ended  May  31,  2003 Compared to Fiscal Year Ended March 31,
2002.

     Total revenue for the fiscal year ended May 31, 2003 was $1,019,883 compared with $0 during the fiscal year ended May 31, 2002. Revenue in fiscal year 2003 consisted of $537,059 generated from The Great Atlantic & Pacific Tea Company, Inc. ("A&P") for providing A&P with access services and implementation services and $482,824 in brokerage services generated primarily from Tire Kingdom for arranging for the transportation of their freight through third-party motor carriers. The A&P revenue consisted of $448,995 for implementation services associated with our development of interfaces between A&P's existing systems and our ASP platform and $88,064 generated since March 15, 2003 pursuant to a 36-month ASP Access and Service agreement that provides A&P with unlimited access to our ASP platform and to segregates their data on a dedicated computer server. No revenue was generated in the 2002 fiscal year as the Company was a development stage company during that period.

     Total operating expenses were $2,228,157 for fiscal year 2003, an increase of $1,384,780 or 164% from operating expenses of $843,377 in fiscal year 2002. The increase in operating expenses in fiscal year 2003 was attributed to increases in freight costs incurred in providing freight brokerage services and higher selling, general and administrative expenses and research and development expenses associated with the additional administrative and technical personnel required to implement our business plan.

     Freight costs during fiscal year 2003 were $473,304 as compared with $0 during fiscal year 2002. These costs consisted entirely of payments to contract motor carriers to provide freight transportation services. No freight costs were incurred in the prior fiscal year since we were not providing brokerage services during that period.

     Total selling, general and administrative expenses were $1,598,709 in fiscal year 2003, an increase of $791,632 or 98% from $807,077 in fiscal year 2002. This increase consisted of an increase of $373,640 in salaries, benefits and consulting fees, an increase of $156,039 in common stock and options issued for services and an increase of $261,953 in other selling, general and administrative expenses.

     Salaries, benefits and consulting fees were $624,268 in fiscal year 2003, an increase of 149% from $250,628 in fiscal year 2002 due to an increase in the number and compensation level of the Company's employees and consultants.

     Common stock and options issued for services was $432,240 in fiscal year 2003, an increase of 56% from $276,201 in fiscal year 2002. The fiscal year 2003 expense consisted of issuances of common stock and options to employees and consultants, many of whom have since become employees of the Company.

     Other selling, general and administrative expenses were $542,201 in fiscal year 2003, an increase of 93% from $280,248 in fiscal year 2002. This increase consisted of the following:

     - Communications expenses increasing by $87,182 or 607% to $101,554 in fiscal year 2003 from $14,372 in fiscal year 2002 primarily associated with the costs of implementing a comprehensive communications solution, including having BellSouth Corporation provide the Company with network services and bandwidth for connectivity to the Internet and having IBM Corporation provide dedicated hosting and support services for the Company's ASP platform,

     - Professional fees increasing by $73,681 or 121% to $134,443 in fiscal year 2003 from $60,762 in fiscal year 2002 resulting primarily from higher legal fees associated with the Company's merger with Freight Rate, Inc. and its settlement negotiations with Caps Logistics, Inc.,

     - Travel expenses increasing by $57,235 or 313% to $75,530 in fiscal year 2003 from $18,295 in fiscal year 2002 as a result of additional travel to meetings with customers, vendors and prospective investors, and

     - Other general and administrative expenses increasing by $43,855 or 23% to $230,676 in fiscal year 2003 from $186,821 in fiscal year 2002 as a result of the normal operating costs associated with the greater number of employees and consultants working with the Company.

     Research and development expenses for fiscal year 2003 were $156,144, an increase of $119,844 or 330%, as compared with $36,300 during fiscal year 2002. This increase was associated with the costs paid to employees and consultants to develop our ASP platform.

     Other expenses were $1,027,598 in fiscal year 2003, an increase of $1,064,436 from other income of $36,838 in fiscal year 2002. This increase resulted primarily from a $1,002,098 increase in fiscal year 2003 in common stock issued pursuant to settlement agreements with two former consulting companies for services provided in prior fiscal years. Excluding the common stock issued pursuant to such settlement agreements, other expenses in fiscal year 2003 would have been $25,500, an increase from fiscal year 2002 of $62,338.

Liquidity  and  Capital  Resources

     Historically, we have relied on the private sale of our equity and debt securities to finance our operations. As of May 31, 2003, we had an accumulated deficit of $8,369,164, a stockholders' deficit of $407,556 and cash and cash equivalents of $18,400. Also, on May 31, 2003, we had a working capital deficit of $136,189 and our current ratio, defined as total current assets divided by total current liabilities, was 0.73.

     Since May 31, 2003, we have raised approximately $1.15 million through the sale of $1.05 million of our equity securities and $0.1 million of our debt securities in private placements. Our future capital requirements depend primarily on the rate at which we decrease our use of cash to fund operations. Our cash used for operations will be affected by numerous known and unknown risks and uncertainties including, but not limited to, our ability to successfully market our products and services, the degree to which competitive products and services are introduced to the market, and our ability to attract key personnel required as we grow. As long as our cash flow from operations is insufficient to completely fund operations, we will continue to spend the capital previously raised and, should it become depleted, depend upon our ability to raise additional funds through subsequent equity or debt financings. We presently do not have any commitments for additional capital and there is no assurance that we will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on acceptable terms. If we cannot obtain funds when required, we may be forced to modify our business plan and curtail or cease our expansion and development plans. Further, such subsequent equity financing(s) will cause some dilution for existing shareholders and any additional debt instruments issued may contain restrictions covenants that may have an adverse affect on our operations.

Subsequent  Events

     On June 5, 2003, the Company received an additional $100,000 from an unaffiliated shareholder and issued a convertible promissory note in the amount of $225,000 that replaced an existing $125,000 note to the same shareholder. On July 22, 2003, the Company repaid $100,000 of this note.

     In June 2003 the Company issued 50,000 and 30,000 shares to the Company's president and a consultant, respectively, in consideration for services rendered.

     In July 2003 the Company issued 50,000, 25,000 and 10,000 shares to three employees of the Company, including its Vice President of Technology, in consideration for services rendered.

     In August 2003 the Company issued 50,000 and 5,000 shares to one the Company's directors and an attorney, respectively, in consideration for services rendered.

     In June 2003, the Company designated 200,000 of its preferred shares as Series B Preferred Stock, $5.00 stated value per share, to be sold primarily to accredited investors. Each share of Series B Preferred Stock is convertible at $.25 per share into 20 shares of the Company's common stock. Any of these shares that are outstanding on June 30, 2004 and on June 30 of each year thereafter, shall be entitled to receive a 10% dividend on such dates payable in cash or common stock, at the Company's sole discretion. As of September 5, 2003, the Company had received $749,000 from the sale of 149,800 shares of Series B Preferred Stock which are convertible into 2,996,000 shares of common stock.

     Also, in July 2003, the Company sold 10,000 shares of Series C Preferred Stock, $30.00 stated value per share, to one accredited investor for $300,000. Each share of Series C Preferred Stock is convertible at $.30 per share into 100 shares of the Company's common stock or 1,000,000 shares upon conversion of all the shares. The Company also issued the investor warrants to purchase 500,000 shares of common stock at $1.00 per share until July 14, 2006.

     In September 2003, following mediation among the parties, the Company entered into separate settlement agreements with Summit Trading Limited and Investor Relations Services, Inc. pursuant to which the Company issued 1,407,136 and 291,336 shares of its common stock to these two entities, respectively. See
Part  1,  Item  3  -  "Litigation".

ITEM  7.     FINANCIAL  STATEMENTS

     The financial statements are included beginning at F-1 following Item 14 of this Report. See Index to the Financial Statements.

ITEM 8. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     We dismissed, by letter dated July 21, 2003, Sweeney Gates & Co. ("SGC") as our independent accounting firm. As of that same date, we engaged Sherb & Co., LLP as our new independent accounting firm.

     Since being engaged by the Company on April 28, 2003, the reports of SGC on the financial statements of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors unanimously approved the dismissal of SGC.

     From April 28, 2003 through July 21, 2003, there were no disagreements between the Company and SGC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused SGC to make a reference thereto in its report on the Company's financial statements for such period. During the period from April 28, 2003 through July 21, 2003, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-B).

     The reports of SGC on the financial statements of the Company's wholly owned subsidiary, Freight Rate, Inc., for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     Further, for the two most recent fiscal years, there were no disagreements between Freight Rate, Inc. and SGC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused SGC to make a reference thereto in its report on Freight Rate, Inc.'s financial statements for such period.

     We did not have any disagreements with our former accountants. The change was for reasons unrelated to the categories set forth in Item 304 of Regulation S-B and was reported in our Form 8-K filed with the U. S. Securities and Exchange Commission on July 29, 2003.

                                    PART III
                                    --------

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Directors and Executive Officers

     The following table sets forth the names, ages and positions of our directors and executive officers as of September 8, 2003. Pursuant to our bylaws, directors hold office until the election and qualification of their successors or until his earlier resignation or removal. The officers serve at the pleasure of the Board of Directors.

Name               Age        Position
----               ---        --------

Richard Hersh      60        Chairman of the Board of Directors, Chief Executive
                             Officer and Chief Financial Officer
Michael J. Darden  33        President and Director
John Urbanowicz    46        Vice President of Technology
Douglas Gass       45        Director

     RICHARD HERSH - In January 2003, we entered into a five-year employment agreement with Mr. Hersh to be our Chief Executive Officer, a position he has held since August 2001. Prior to then and since 1998, Mr. Hersh was a director and our Chief Operating Officer. Prior to joining the Company, he held several management positions including Operations Manager of Express Web, Inc., Chief Executive Officer of TRW, Inc. a start-up recycling company, Vice President of Operations for Book Warehouse, a discount bookstore chain, and Director of Operations for Dollar Time. Also, Mr. Hersh founded and was Chief Executive Officer of Helyn Brown's, a retailer of women's apparel with stores in Florida and Louisiana, which he sold after approximately 16 years.

     MICHAEL J. DARDEN - Mr. Darden became our President in April 2003 pursuant to a four-year employment agreement and a member of our Board of Directors in July 2003. Since June of 2002, Mr. Darden provided us with various consulting services in the areas of strategic planning, operations and logistics. From 1997 until joining P2S as a consultant, he founded and was President of Darden
Distribution & Warehouse Consulting, Inc. ("DDWC"). During this period DDWC designed, developed, implemented and managed warehouse management systems, fulfillment and distribution systems, automated order entry systems and shipping manifest systems for several clients. In addition, DDWC established and managed its own warehousing, manufacturing and distribution operations. During 1997 he was Operations Manager for Germersheim Inc. In 1996 Mr. Darden managed the warehouse operations for Coca-Cola Company's Olympic equipment and had responsibility for over 350 employees and a fleet of trucks. From 1993 to 1995, he was responsible for purchasing and inventory management for 5 distribution facilities of Atlas Supply Company, a wholesaler of tires, batteries and automotive accessories. From 1988 to 1993 he worked for Coca Cola Company in a variety of warehouse supervisory and facilities management positions.

     JOHN URBANOWICZ - Mr. Urbanowicz became our Vice President of Information Technology in January 2003 pursuant to a four-year employment agreement. Since June of 2002, he provided us with various consulting services in the areas of technology, logistics and operations. Over approximately the 20 years prior to joining P2S, Mr. Urbanowicz was involved predominantly in the logistics and distribution fields as a distribution manager, general manager, IT manager and, most recently, as a software and business consultant. He served as Vice President of Information Technology at Healthtrac Corporation, Director of
Logistics at GeoLogistics Network Solutions and senior consultant at ZETHCON Corporation. He has also designed and developed custom distribution, logistics, supply chain and warehouse management tools for Random House Books, Tower Records, Fuji Film USA, Wakefern Foods, Silvestri Corporation, and Dylex Ltd. He has installed third-party logistics warehouse management systems in over 50 locations.

     DOUGLAS F. GASS - Mr. Gass has been one of our directors since March 4, 2003 and was our President from such date until his resignation on March 19, 2003. Mr. Gass founded and has been the Chief Executive Officer of Flow Capital Advisors, Inc. ("Flow Capital"), a corporate financial advisory firm, since January 2003. We entered into a consulting agreement with Flow Capital in March 2003 to advise us in our funding and public relations activities. From April 2001 until February 2003, Mr. Gass was Managing Director of Investment Banking with Kirlin Securities, Inc., a member firm of the NASD based in New York. He has been a director of Innapharma, Inc., a privately held biopharmaceutical company, since 1998. From 1991 until 2001, Mr. Gass was a principal of M.S. Farrell & Company, Inc., a member firm of the NASD.

POTENTIAL  CONFLICTS  OF  INTEREST

     We have no arrangement, understanding or intention to enter into any transaction for participating in any business opportunity with any officer, director, or principal shareholder or with any firm or business organization with which such persons are affiliated, whether by reason of stock ownership, position as an officer or director, or otherwise.

     There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. Our officers and directors are accountable to the Company and its shareholders as fiduciaries, which means they are legally obligated to exercise good faith and integrity in handling the Company's affairs and in their dealings with the Company. Failure by them to conduct the Company's business in its best interests may result in liability to them.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of the Company's common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of the
Section 16(a) reports filed for the fiscal year ended May 31, 2003, we believe that our executive officers, Mr. Hersh, Mr. Darden and Mr. Urbanowicz, our independent director, Mr. Gass, and a beneficial owner of more than ten percent of the Company's common stock, Mr. Garnick, have not complied with all reporting requirements of Section 16(a) for fiscal year 2003. We believe that these reports were delayed, or in some cases not made, due to these individuals being unfamiliar with the specific reporting requirements.

ITEM  10.     EXECUTIVE  COMPENSATION

The table below sets forth all cash compensation paid to our executive officers for services they rendered to us in all capacities during the fiscal years ended May 31, 2003 and 2002.


SUMMARY COMPENSATION TABLE

                                              FISCAL     ANNUAL     ALL OTHER
NAME AND POSITION                              YEAR      SALARY    COMPENSATION
                                               ----     -------  --------------

Richard Hersh, Chief Executive Officer         2003     $59,347    $135,000 (1)
                                               2002      35,192          0
                                               ----     -------  --------------
Gregory Ricca, former Chief Executive Officer  2003        n/a        n/a
                                               2002         $ 0     $37,500 (2)
                                               ----     -------  --------------


(1) On March 10, 2003, the Company issued a convertible promissory note in the amount of $135,000 to its Chief Executive Officer in exchange for his forgiving $147,520 of accrued salary. The interest rate of the note is 8% per annum and it has a maturity date of June 30, 2006. The outstanding principal balance of the note may be converted at any time into the Company's common stock at a conversion price equal to the lesser of 1) $1.51 per share or 2) 50% of the average of the closing bid prices of the common stock for the five trading days immediately preceding the date of conversion but no less than $0.75 per share.

(2) Mr. Ricca was a director and Chief Executive of the Company from December 19, 2001 until his resignation on March 5, 2003. During 2002, the Company issued 30,000 shares of common stock to Mr. Ricca pursuant to the Company's 2001 Stock Compensation Plan.

Employment  Agreements

     During fiscal year 2003, we entered into employment agreements with the executive officers listed above. The terms of these employment agreements range from four to five years and have automatic one-year renewal provisions at the end of such terms unless terminated as specified in the agreements. The future aggregate commitments pursuant to these employment agreements are disclosed in
Note 7 of the consolidated financial statements included beginning at F-1 following Item 14 of this Report.

Option Grants in Last Fiscal Year

     The following table provides information with respect to each of our executive officers concerning stock options granted on our common stock in fiscal year 2003:



                                        Percent of Total
                    # of Securities     Options Granted
                      Underlying        To Employees in                            Expiration
Name               Options Granted        Fiscal Year         Exercise Prices         Dates
                   ---------------       ------------         ----------------      ----------
Richard Hersh            1,721,415            23.7%                $0.38              1/1/08
Michael J. Darden        1,888,998            26.0%            $0.38 - $1.01    6/17/05 - 4/15/08
John Urbanowicz          1,059,332            14.6%                $0.38         7/1/05 - 1/1/07



     No stock options were exercised by our executive officers during fiscal year 2003.

Compensation of Directors

     Directors do not receive any compensation for serving on our Board of Directors.

Compensation  Pursuant  to  Plans

     During fiscal year 2003, we did not issue any shares of our common stock to anyone pursuant to the Company's 2001 Stock Compensation Plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan of the Company.

     In January 2001, the board of directors adopted and the shareholders approved a stock compensation plan. We do not have a long-term incentive plan, as that term is defined in the rules and regulations of the Securities and Exchange Commission.

2001 Stock Compensation Plan

     The  Company  has  adopted  the  2001 Employee Stock Compensation Plan (the
"Plan"). The purpose of the Plan is further the growth and advance the best interests of the Company, by supporting and increasing our ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in our development and success. This Plan provides for stock compensation through the award of shares of our common stock.

     A compensation committee of the Board of Directors (the "Committee"), or, in the absence of such Committee, the Board of Directors, will be responsible for the administration of this Plan. The Committee will have sole power to award common shares under the Plan. The determination of those eligible to receive an award of Plan shares shall rest in the sole discretion of the Committee, subject to the provisions of the Plan. Awards of shares under the Plan may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee.

     The maximum number of shares which may be awarded under the Plan is 5,000,000 of which 3,320,000 have been awarded as of September 8, 2003. However, no award may be issued that would bring the total of all outstanding awards under the Plan to more than 20% of the total number of shares of our common stock at the time outstanding.

     Awards may generally be granted to (i) executive officers, officers and directors (including advisory and other special directors) of the Company; (ii) full-time and part-time employees of the Company; (iii) natural persons engaged by the Company as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company.

     Generally, the Committee has complete discretion to determine when and to which employees shares are to be granted, and the number of shares to be awarded to each employee. Grants to employees may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. Shares awarded other than for services rendered may not be sold at less than the fair value of the common stock on the date of grant.

     The Plan will terminate on the tenth anniversary of its effective date, unless terminated earlier by the board of directors or unless extended by the board of directors, after which time no incentive award grants may be authorized under the Plan.

ITEM  11.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information available to us as of September 8, 2003, with respect to the beneficial ownership of the outstanding shares of our common stock by (i) any holder of more than five percent (5%) of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

     This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 903 Clint Moore Road, Boca Raton, Florida 33487. Information with respect to the percent of class is based on outstanding shares of common stock as of September 8, 2003. Except as otherwise indicated, to our knowledge, the listed stockholder has sole power to vote and dispose of all the shares of common stock listed opposite their name.

     For purposes of this table, each person is deemed to have beneficial ownership of any shares of our common stock such person has the right to acquire on or within 60 days after September 8, 2003.



Name and Address of                      Shares of                Percentage of
Beneficial Owner (1)                Common Stock Owned        Common Stock Owned (2)
-------------------                 ------------------        ----------------------

Richard Hersh                             4,171,761 (3)                13.3% (3)

Michael Garnick                              3,082,300                 10.2%
1590 Stockton Rd.
Meadowbrook, PA 19046

Jonathon Marks                               1,416,815                  5.2%
10400 Griffin Road
Cooper City, FL 33328

Summit Trading Limited                       1,407,136                  5.2%
Charlotte House, Charlotte Street
Nassau, Bahamas

Michael Darden                              794,499 (4)                 2.9% (4)

John Urbanowicz                             554,666 (5)                 2.0% (5)

Douglas F. Gass                             779,666 (6)                 2.8% (6)

All officers and directors
as a group (four persons)           6,300,592 (3,4,5,6)          19.2% (3,4,5,6)


(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Securities Exchange Act.

(2) Percentages are approximate and are calculated based upon 27,115,184 shares of common stock ("Shares") issued and outstanding as of September 9, 2003 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) All of Mr. Hersh's Shares underlie vested stock options. Also, Mr. Hersh owns 87,000 shares of the Company's Series Y Preferred Stock with 200 votes per share that have the right to vote with the common shareholders in all matters and are convertible into 230,405 Shares at Mr. Hersh's option.

(4)     All  of  Mr.  Darden's  Shares  underlie  vested  stock  options.

(5)     All  but 25,000 of Mr. Urbanowicz' Shares underlie vested stock options.

(6)     200,000  of  Mr.  Gass'  Shares  underlie  vested  stock  options.

ITEM  12.     CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     During the past two fiscal years the following transactions have occurred between the Company and its officers, directors, nominees for election as director, or any shareholders owning greater than five percent (5%) of our outstanding shares, nor any members of the above referenced individuals' immediate family.

     During the year ended May 31, 2003, the Company wrote off $13,770 of accrued salaries due to employees.

     On March 10, 2003, we entered into a two-year consulting agreement with an entity that has a non-employee member of our board of directors as its president to provide various investment banking and investor relations advisory services. During fiscal year 2003, the Company issued this entity 529,666 shares and granted it 200,000 options exercisable at $.50 per share for three years from the date of grant.

     On March 10, 2003, the Company issued a convertible promissory note in the amount of $135,000 to its Chief Executive Officer in exchange for his forgiving $147,520 of accrued salary owed to him. The interest rate of the note is 8% per annum and it has a maturity date of June 30, 2006. The outstanding principal balance of the note may be converted at any time into the Company's common stock at a conversion price equal to the lesser of 1) $1.51 per share or 2) 50% of the average of the closing bid prices of the common stock for the five trading days immediately preceding the date of conversion but no less than $0.75 per share.

     On March 10, 2003, the Company issued a convertible promissory note in the amount of $125,000 to an unaffiliated Company shareholder that presently owns more than 5% of our outstanding shares. The interest rate of the note was 5% per annum and it had a maturity date of April 10, 2004. The holder of the note had the right to convert the outstanding principal balance of the note and interest accrued thereon into the Company's common stock at $0.40 per share. On June 5, 2003, upon receiving an additional $100,000 from the same shareholder, the Company replaced this note with a new convertible promissory note in the amount of $225,000. The new note bears interest of 5% per annum, has a maturity date of December 5, 2003 and has the same conversion provision as provided for in the original note. $100,000 of this note was repaid on July 22, 2003. Also, the note holder received warrants to purchase 75,000 shares of common stock at a price of $0.79 per share until June 5, 2004. Further, the new note has a prepayment provision requiring certain amounts of principal and interest accrued thereon to be repaid upon the Company receiving capital in excess of specified amounts during each month of the term of the note. As of the date of this Report, this note and accrued interest thereon are due and payable.

     In November, 2002, the Chief Executive Officer received $20,000 from the Company in the form of a short-term demand note bearing interest at the rate of 6% per annum. As of May 31, 2003 the balance of the note and accrued interest was $20,985. Subsequent to year-end, the note was paid in full.

     At May 31, 2002, the Company was indebted to the former Chairman for $83,733 relating to services performed under a consulting agreement which was cancelled on March 15, 2001. On March 6, 2003, the indebtedness was forgiven and converted to fully vested options resulting in a gain of $79,304.

     In March 2002, the Company repurchased 50,000 shares of common stock owned by the former Chairman in exchange for a short-term note. As of May 31, 2003 the note had been paid in full.

     In September 2003, following mediation among the parties, the Company entered into separate settlement agreements with Summit Trading Limited and Investor Relations Services, Inc. pursuant to which the Company issued 1,407,136 and 291,336 shares of its common stock to these two entities, respectively. See
Part  1,  Item  3  -  "Litigation".

     From August 1, 2001 through May 31, 2003, the Company shared office facilities leased by a company owned by the Company's former Chairman. The amount paid for rent for the year ended May 31, 2003 was $26,712 and for the year ended May 31, 2002 it was $21,783.

ITEM  13.     EXHIBITS  AND  REPORTS  ON  FORM  8-K

(a)(1)     FINANCIAL  STATEMENTS.

     The consolidated financial statements of the Company and its subsidiaries are included in Item 7.

(a)(2)     FINANCIAL  STATEMENT  SCHEDULES.

     All other schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable and, therefore, have been omitted.

(b)  REPORTS  ON  FORM  8-K.

     The Company filed a Current Report on Form 8-K on March 26, 2003, as amended on Form 8-K/A filed on May 27, 2003, reporting an Item 1 event - "Change of Control of Registrant", an Item 2 event - "Acquisition and Disposition of Assets" and an Item 7 event - "Financial Statements, Pro Forma Financial Information and Exhibits".

     The  Company filed a Current Report on Form 8-K on May 2, 2003 reporting an
Item  4  event  -  "Changes  in  Registrant's  Certifying  Accountant".

     The Company filed a Current Report on Form 8-K on May 15, 2003 reporting an
Item 4 event - "Changes in Registrant's Certifying Accountant" and an Item 7 event - "Financial Statements, Pro Forma Financial Information and Exhibits".

     The Company filed a Current Report on Form 8-K on July 29, 2003 reporting an Item 4 event - "Changes in Registrant's Certifying Accountant", an Item 7 event - "Financial Statements, Pro Forma Financial Information and Exhibits" and an Item 8 event - "Change in Fiscal Year".

     The Company filed a Current Report on Form 8-K on August 19, 2003 reporting an Item 9 event - "Regulation FD Disclosure".


(C)  EXHIBITS


Exhibit Number    Description of Exhibit
---------------   ----------------------

      3.1(i)(a)   Articles of Incorporation.  (1)

      3.1(i)(b)   Certificate of Amendment to Articles of Incorporation.  (1)

      3.1(i)(c)   Certificate of Voting Powers, Designations, Preferences and Right to Series X
                  Preferred Stock, filed March 11, 2003. (1)

      3.1(i)(d)   Certificate of Voting Powers, Designations, Preferences and Right to Series Y
                  Preferred Stock, filed March 11, 2003. (1)

      3.1(i)(e)   Certificate of Correction of Certificate of Voting Powers, Designations,
                  Preferences and Right to Series Y Preferred Stock, filed April 9, 2003. (1)

      3.1(ii)(a)  Bylaws. (1)

      3.1(ii)(b)  Amended Bylaws dated March 31, 2003. (1)

      3.1(ii)(c)  Amended Bylaws. (2)

      10.1        Agreement and Plan of Share Exchange, dated as of September 24, 2001, by and among Jaguar Investments, Inc., Premier Sports Media and Entertainment
                  Group, Inc. and certain shareholders of Premier Sports Media and
                  Entertainment Group, Inc. (omitting all schedules and exhibits. (1)

      10.2        Amendment No. 1 to Agreement and Plan of Share Exchange, dated as
                  November 8, 2001, by and among Jaguar Investments, Inc., Premier Sports
                  Media and Entertainment Group, Inc. and certain shareholders of Premier
                  Sports Media and Entertainment Group, Inc. (1)

      10.3        Amendment No. 2 to Agreement and Plan of Share Exchange, dated as
                  November 9, 2001, by and among Jaguar Investments, Inc., Premier Sports
                  Media and Entertainment Group, Inc. and certain shareholders of Premier
                  Sports Media and Entertainment Group, Inc. (1)

      10.4        Form of Registration Rights Agreement, dated as of December 21, 2001, by and between Jaguar Investments, Inc. and certain shareholders of Jaguar
                  Investments, Inc. (1)

      10.5        Consulting Agreement, dated as of May 1, 2001, by and between Premier Sports
                  Media and Entertainment Group, Inc. and Lori Musumeci and/or Assigns. (1)

                                       26


      10.6        Consulting Agreement, dated as of June 1, 2001, by and between Explosion
                  Promotions, Inc., a wholly owned subsidiary of Premier Sports Media and
                  Entertainment Group, Inc., and Edward Troiano. (1)

      10.7        Promotional Agreement, dated as of July 26, 1999, by and among Explosion
                  Promotions, Inc., Eric Harding and Lorenzo de Clemente. (1)

      10.8        Agreement between G.O.A.T. and Premier Sports Media and Entertainment
                  Group, Inc. dated as of October 16, 2001. (1)

      10.9        Letter of Agreement, dated as of December 28, 2001 by and among Jaguar
                  Investments, Inc., Premier Sports Media Group, Inc., Silver Star Media Group,
                  Inc. and Prestige International, Inc. (1)

      10.10       Merger Agreement between Jaguar Investments, Inc., Freight Rate, Inc., and
                  Jag2 Corporation, dated March 10, 2003. (1)

      10.11       Stock Purchase Agreement between Jaguar Investments, Inc. and The D.A.R.
                  Group, Inc., dated March 10, 2003. (1)

      10.12       Employment Agreement with Richard Hersh, Chief Executive Officer. (1)

      10.13       Employment Agreement with Michael Darden, President. (1)

      10.14       Employment Agreement with John Urbanowicz, Vice President of
                  Information Technology. (1)

      16.1(a)     Letter of Liebman Goldberg & Drogin, LLP to the Securities and
                  Exchange Commission dated May 16, 2003. (1)

      16.1(b)     Letter of Sweeney Gates & Co. to the Securities and Exchange
                  Commission dated July 25, 2003. (1)

      21.1        Subsidiaries of Registrant. (1)

      23.1(a)     Consent of Independent Auditors. (1)

      23.1(b)     Consent of Independent Auditors. (2)

      23.1(c)     Consent of Independent Auditors. (2)

      31.1        Certification of Chief Executive and Financial Officer pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002. (2)

      32.1        Certification of Chief Executive and Financial Officer Pursuant to 18 U.S.C. Section
                  1350 (2)



(1)     Previously  filed.
(2)     Filed  herewith.

ITEM  14.     CONTROLS  AND  PROCEDURES

     (a)     EVALUATION  OF  DISCLOSURE  CONTROLS  AND  PROCEDURES.
             -----------------------------------------------------

     Within the 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting him to material information required to be included in the Company's periodic SEC filings relating to the Company (including its consolidated subsidiaries).

     (b)     CHANGES  IN  INTERNAL  CONTROLS
             -------------------------------

     There were no significant changes in the Company's internal controls or in other factors that could significantly affect these internal controls subsequent to the date of our most recent evaluation.

Financial Statements

                        POWER2SHIP, INC. AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Report  of  Independent Certified Public Accountants                         F-1

Report  of  Independent Certified Public Accountants                         F-2

Consolidated  Balance  Sheet                                                 F-3

Consolidated  Statements  of  Operations                                     F-4

Consolidated  Statement  of  Changes  in  Stockholders'  Deficit             F-5

Consolidated  Statements  of  Cash  Flows                                    F-6

Notes  to  Consolidated  Financial  Statements                               F-7

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Power2Ship, Inc.


We have audited the accompanying balance sheet of Power2Ship, Inc. as of May 31, 2003, and the related statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Power2Ship, Inc. as of May 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had net losses and cash used in operations of $2,235,872 and $826,368 respectively, for the year ended May 31, 2003. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                              /s/Sherb & Co., LLP
                                              ------------------------------
                                              Sherb & Co., LLP
                                              Certified Public Accountants

New York, New York
September 12, 2003

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Power2Ship, Inc.


We have audited the accompanying statements of operations, stockholders' deficit and cash flows of Power2Ship, Inc. for the year ended May 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the results of operations and cash flows of Power2Ship, Inc for the year ended May 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had net losses and negative cash flow. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                 SWEENEY, GATES & CO.


Fort Lauderdale, FL
September 12, 2003


                            POWER2SHIP, INC. AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEET
                                       MAY 31, 2003



ASSETS

Current assets:
   Cash and cash equivalents                                                $    18,400
   Accounts receivable, net of allowance of $7,367                              316,961
   Prepaid insurance                                                             33,026
                                                                            ------------
        Total current assets                                                    368,387

Furniture and equipment                                                         165,660
     Less accumulated depreciation                                              (33,506)
                                                                            ------------
        Net furniture and equipment                                             132,154

Other assets                                                                     31,479
                                                                            ------------
Total assets                                                                $   532,020
                                                                            ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Notes payable - short term                                               $   143,000
   Accounts payable and accrued expenses                                        361,576
                                                                            ------------

       Total current liabilities                                                504,576
                                                                            ------------

Long term debt:
Convertible notes payable                                                       300,000
Convertible note payable to related party                                       135,000

Stockholders' deficit :
   Series X convertible preferred stock, $.001 par value, 100,000
      shares authorized; 100,000  shares issued and outstanding                     100
   Series Y convertible preferred stock, $.001 par value, 87,000
      shares authorized; 87,000  shares issued and outstanding                       87
   Common stock, $.001 par value, 100,000,000 shares
      authorized; 27,115,184 shares issued and outstanding                       27,115
   Additional paid-in capital                                                 7,934,306
   Accumulated deficit                                                       (8,369,164)
                                                                            ------------

       Stockholders' deficit                                                   (407,556)
                                                                            ------------

Total liabilities and stockholders' deficit                                 $   532,020
                                                                            ============


The accompanying notes are an integral part of these financial statements.


                        POWER2SHIP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           Year ended May 31,
                                                           2003          2002
                                                       ------------  ------------
Revenue:
Access fees                                            $    88,064   $         -
Freight transportation                                     482,824             -
Implementation services                                    448,995             -
                                                       ------------  ------------

       Total revenue                                     1,019,883             -

Operating expenses:
   Freight transportation                                  473,304             -
   Selling, general and administrative:
        Salaries, benefits and consulting fees             624,268       250,628
        Common stock and options issued for services       432,240       276,201
        Other selling, general and administrative          542,201       280,248
   Research and development                                156,144        36,300
                                                       ------------  ------------

       Total operating expenses                          2,228,157       843,377
                                                       ------------  ------------

       Loss from operations                             (1,208,274)     (843,377)
                                                       ------------  ------------

Other income (expense):
   Litigation settlement                                (1,002,098)            -
   Forgiveness of debt                                      93,074       118,243
   Interest income                                             821         1,010
   Interest expense                                       (122,165)      (82,415)
   Other income                                              2,770             -
                                                       ------------  ------------

       Total other income (expense)                     (1,027,598)       36,838
                                                       ------------  ------------

Net loss                                               $(2,235,872)  $  (806,539)
                                                       ============  ============


Loss per share-basic and diluted                       $     (0.09)  $     (0.03)
                                                       ============  ============

Weighted average shares outstanding
      - basic and diluted                               24,813,629    24,397,595
                                                       ============  ============


    The accompanying notes are an integral part of these financial statements.


                                               POWER2SHIP, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                        FOR THE PERIOD MAY 31, 2001 THROUGH MAY 31, 2003

                                                                 Series A Stock          Series B Stock         Series C Stock
                                                                --------------           --------------         ---------------
                                                               Shares      Amount      Shares      Amount       Shares   Amount
                                                            -----------  ----------  ----------  -----------  --------  -------
Balance, May 31, 2001                                          287,454   $   2,875           -   $        -         -   $     -

Redemption of Series A preferred stock                         (93,392)       (934)
Conversion of Series A preferred stock to common stock        (194,062)     (1,941)
Conversion of common Stock to Series C preferred stock                                                           87,000     870
Repurchase of common stock
Common stock issued for compensation and services
Options and warrants issued for services
Warrants issued for Bridge Loan conversion
Net loss
                                                            -----------  ----------  ----------  -----------  --------  -------
Balance, May, 31, 2002                                               -           -           -            -      87,000     870

Conversion of options to common stock
Sale of Series B preferred stock                               195,720        1957
Conversion of series B to common stock                        (195,720)     (1,957)
Conversion of Series C preferred to series Y                                           (87,000)       (870)
Issuance of series X preferred
Retirement of Treasury stock
Sale of common stock
Conversion of notes and accrued interest to common stock
Conversion of notes and accrued salaries to stock options
Common stock issued for services and litigation settlement
Options and warrants issued for services
Common stock issued prior to merger
Recapitalization
Net loss
                                                            -----------  ----------  ----------  -----------  --------  -------

Balance, May 31, 2003                                                -   $       -           -   $        -         -   $     -
                                                            ===========  ==========  ==========  ===========  ========  =======


                                               POWER2SHIP, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                        FOR THE PERIOD MAY 31, 2001 THROUGH MAY 31, 2003
                                                            (Continued)

                                                                 Series X Stock          Series Y Stock          Common Stock
                                                                --------------           --------------         ---------------
                                                               Shares      Amount      Shares      Amount       Shares   Amount
                                                            -----------  ----------  ----------  -----------  --------  -------

Balance, May 31, 2001                                                -   $       -           -   $        -   2,228,017  $22,280

Redemption of Series A preferred stock
Conversion of Series A preferred stock to common stock                                                          242,580    2,426
Conversion of common Stock to Series C preferred stock                                                          (87,000)    (870)
Repurchase of common stock
Common stock issued for compensation and services                                                               122,555    1,226
Options and warrants issued for services
Warrants issued for Bridge Loan conversion
Net loss
                                                            -----------  ----------  ----------  -----------  --------  -------
Balance, May, 31, 2002                                               -           -           -            -   2,506,152  25,062

Conversion of options to common stock                                                                           250,000   2,500
Sale of Series B preferred stock
Conversion of series B to common stock                                                                          518,331     518
Conversion of Series C preferred to series Y                                            87,000         87
Issuance of series X preferred                                 100,000         100
Retirement of Treasury stock                                                                                   (410,000) (4,100)
Sale of common stock                                                                                            657,000     657
Conversion of notes and accrued interest to common stock                                                      1,590,086  15,900
Conversion of notes and accrued salaries to stock options
Common stock issued for services and litigation settlement                                                    2,101,027   5,454
Options and warrants issued for services
Common stock issued prior to merger                                                                          12,860,000  12,860
Recapitalization                                                                                              7,042,588 (31,736)
Net loss
                                                              -----------  ----------  ----------  -----------  --------  -------


Balance, May 31, 2003                                          100,000     $   100      87,000    $    87    27,115,184 $27,115
                                                               ===========  ==========  ==========  ===========  ========  =======


                                               POWER2SHIP, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                        FOR THE PERIOD MAY 31, 2001 THROUGH MAY 31, 2003
                                                            (Continued)

                                                           Treasury Stock (at cost)      Additional
                                                           -----------------------        paid-in     Accumulated
                                                               Shares      Amount         capital        Deficit      Total
                                                            -----------  ----------      ----------    -----------   --------

Balance, May 31, 2001                                         (360,000)    $(5,000)     $4,226,646    $(5,326,753) $(1,079,952)

Redemption of Series A preferred stock                                                    (324,066)                    325,000
Conversion of Series A preferred stock to common stock                                        (485)                          -
Conversion of common Stock to Series C preferred stock                                                                       -
Repurchase of common stock                                     (50,000)    (25,000)                                    (25,000)
Common stock issued for compensation and services                                          121,329                     122,555
Options and warrants issued for services                                                   140,992                     140,992
Warrants issued for Bridge Loan conversion                                                  12,654                      12,654
Net loss                                                                                                 (806,539)    (806,539)
                                                            -----------  ----------      ----------    -----------   --------
Balance, May, 31, 2002                                        (410,000)    (30,000)      4,177,070     (6,133,292)  (1,960,290)

Conversion of options to common stock                                                      222,500                     255,000
Sale of Series B preferred stock                                                           193,763                     195,720
Conversion of series B to common stock                                                       1,439                           -
Conversion of Series C preferred to series Y                                                   783                           -
Issuance of series X preferred                                                                (100)                          -
Retirement of Treasury stock                                   410,000      30,000         (25,900)                          -
Sale of common stock                                                                       327,843                     328,500
Conversion of notes and accrued interest to common stock                                 1,584,718                   1,600,678
Conversion of notes and accrued salaries to stock options                                    4,430                       4,430
Common stock issued for services and litigation settlement                               1,397,099                   1,402,553
Options and warrants issued for services                                                    31,785                      31,785
Common stock issued prior to merger                                                        (12,860)                          -
Recapitalization                                                                            31,736                           -
Net loss                                                                                               (2,235,872)  (2,235,872)
                                                            -----------  ----------      ----------    -----------   --------

Balance, May 31, 2003                                                -    $       -     $7,934,306   $ (8,369,164)  $ (407,556)
                                                            ===========  ===========      ==========    ==========   ==========



                                 POWER2SHIP, INC. AND SUBSIDIARIES
                               CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                              Year ended May 31,
                                                                              2003         2002
                                                                          ------------  -----------
Cash flows from operating activities:
   Net loss                                                               $(2,235,872)  $ (806,539)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                                            7,659        3,249
        Increase in allowance for doubtful accounts                             7,367            -
        Gain on forgiveness of accrued salary                                 (93,074)           -
        Issuance of stock options and warrants
          for services, compensation and conversion                            31,785      153,646
        Issuance of stock for services and litigation settlement            1,402,553      122,555
        Changes in operating assets and liabilities:
            Increase in accounts receivable                                  (324,328)
            Increase in prepaid insurance                                     (33,026)           -
            Increase in other assets                                          (31,479)           -
            Increase (decrease) in accounts payable and accrued expenses      442,047     (135,515)
            Increase in accrued salaries                                            -     (145,567)
            Increase in payable to related party                                    -       16,233
            Increase in accrued interest on bridge loan                             -      (67,983)
                                                                          ------------  -----------

               Net cash used in operating activities                         (826,368)    (859,921)
                                                                          ------------  -----------

Cash flows from investing activities:
   Purchases of furniture and equipment                                       (130,663)      (7,718)
                                                                          ------------  -----------

               Net cash provided by (used in) investing activities           (130,663)      (7,718)
                                                                          ------------  -----------

Cash flows from financing activities:
   Repayment of bridge loan promissory notes                                        -     (243,750)
   Proceeds from convertible promissory notes                                 217,000    1,327,477
   Proceeds and repayments of short term notes payable                        (26,816)     169,816
   Proceeds from conversion of options to common stock                        225,000            -
   Proceeds from sale of preferred stock                                      195,720            -
   Proceeds from sale of common stock                                         328,500            -
   Redemption of Series A preferred stock                                           -     (325,000)
   Purchase of stock                                                                -      (25,000)
                                                                          ------------  -----------

               Net cash provided by financing activities                      939,404      903,543
                                                                          ------------  -----------

               Net increase (decrease) in cash and cash equivalents           (17,627)      35,904

Cash and cash equivalents, beginning of period                                 36,027          123
                                                                          ------------  -----------

Cash and cash equivalents, end of period                                  $    18,400   $   36,027
                                                                          ============  ===========

Supplemental disclosure of cash flow information:

   Cash paid for interest during the period                               $         -   $        -
                                                                          ============  ===========

   Cash paid for income taxes during the period                           $         -   $        -
                                                                          ============  ===========

Non-cash transactions affecting investing and financing activities:

       Conversion of accrued salaries to note payable                     $   135,000   $        -
                                                                          ============  ===========

       Retirement of treasury stock                                       $   (30,000)  $        -
                                                                          ============  ===========

       Conversion of notes and accrued interest to common stock           $ 1,600,618   $        -
                                                                          ============  ===========

       Conversion of accrued salaries and note payable to options         $     4,430   $        -
                                                                          ============  ===========

       Conversion of bridge loan to convertible promissory notes          $         -   $  168,750
                                                                          ============  ===========


   The accompanying notes are an integral part of these financial statements.

                        POWER2SHIP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Organization
------------

Power2Ship, Inc. (the "Company"), formerly Jaguar Investments, Inc. ("Jaguar"), incorporated in Nevada on October 28, 1987, consummated a merger with Freight Rate, Inc. on March 11, 2003. The agreement and plan of merger related to this transaction is summarized in Note 2 herein. Freight Rate, Inc. is an application service provider that offers a highly accessible, user-friendly information and communication system for the trucking segment of the feight transportaion industry

For accounting purposes, the transaction was treated as a recapitalization of Freight Rate, Inc. and accounted for as a reverse acquisition. Therefore, the financial statements reported herein and accompanying notes thereto reflect the assets, liabilities and operations of Freight Rate, Inc. as if it had been the reporting entity since inception. On May 13, 2003, Jaguar changed its name to Power2Ship, Inc. Freight Rate, Inc. is now a subsidiary of Power2Ship, Inc. and is the only operating company in the group.

The Company had been in the development stage from its inception in 1999 until it commenced freight brokerage operations during October 2002. The Company has developed a system, named the P2S MobileMarket(TM), for collecting, consolidating, processing and presenting real-time transportation-related data that is valuable to logistics personnel working for shippers and carriers. This information, accessed through the Company's Web site, helps shippers and carriers operate more efficiently by enabling them to (i) minimize excess transportation capacity of carriers, (ii) execute freight transactions online, and (iii) easily track the movement of loads and/or transportation assets.

Principles of consolidation
---------------------------

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All material inter-company transactions have been eliminated.

Cash and Cash Equivalents
-------------------------

The Company considers all unrestricted deposits and highly liquid investments, readily convertible to known amounts, with an original maturity of three months or less, to be cash equivalents.

Furniture and Equipment
-----------------------

Furniture and equipment is stated at cost. Depreciation on furniture and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Expenditures for major renewals and betterments that extend the useful lives of furniture and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes
------------

Under the asset and liability method of FASB Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance, when in the Company's opinion it is likely that some portion or the entire deferred tax asset will not be realized.

Revenue Recognition
-------------------

The Company recognizes freight transportation revenue when shipments reach their destinations and the receiver acknowledges the receipt of goods by signing a bill of lading. Revenue from access fees is recognized in the month that access to our P2S MobileMarket(TM) is provided to customers. Revenue generated from implementation services, pursuant to software development contracts with customers defining the scope of work, is recognized on the percentage of completion basis for each deliverable provided for in the contract. Revenue from implementation services are non-recurring and are expected to significantly decrease in total and as a percent of total revenue in future periods.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts reported in the balance sheet for cash, receivables, accounts payable, notes payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Impairment of long-lived assets
-------------------------------

The Company evaluates the recoverability and carrying value of its long-lived assets at each balance sheet date, based on guidance issued in SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. At May 31, 2003, the Company had no assets which were considered to be impaired.

Research and Development
------------------------

Research and development costs are expensed as incurred. These costs primarily consist of fees paid for the development of the Company's software. Research and development costs for the years ended May 31, 2003 and 2002 were $156,144 and $36,300, respectively.

Stock Based Compensation
------------------------

The Company uses SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provision of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123 and SFAS No. 148.

Concentrations of Credit Risk
-----------------------------

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments. The Company does not believe it is exposed to any significant credit risk in its cash investment.

The Company maintains its cash balances at quality financial institutions. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At May 31, 2003, the Company's cash balances did not exceed the insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit.

The Company performs on-going credit evaluations of its customer base including those included in accounts receivable at May 31,2003, and, generally, does not require collateral. A substantial portion (98%) of the accounts receivable at May 31, 2003 was concentrated in two customers. The Company maintains reserves for potential credit losses and such losses have been within management's expectations.

Loss Per Common Share
---------------------

Basic loss per common share is based upon the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share include the effects of potential dilution that would occur if securities (such as warrants) or other contracts (such as options) to issue common stock were exercised or converted into common stock. Such instruments that are convertible into common stock are excluded from the computation in periods in which they have an anti-dilutive effect. Potential common shares included in the computation are not presented in the consolidated financial statements, as their effect would be anti-dilutive.

Recent Accounting Pronouncements
--------------------------------

In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." The standard requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material impact on the Company's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company does not currently intend to adopt the fair value based method of measuring compensation associated with stock awards and grants. As a consequence of continuing to utilize the intrinsic value method of measuring such compensation, the Company will be required to provide additional disclosures in its quarterly financial statements which will reflect the impact on net income and earnings per share on a pro forma basis as if the Company had applied the fair value method to stock-based employee compensation.

                        POWER2SHIP, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE  2  -  BASIS  OF  PRESENTATION

The accompanying consolidated financial statements are prepared assuming the Company will continue as a going concern. During the years ended May 31, 2003 and 2002, the Company incurred losses from operations of $1,208,274 and $843,377, respectively. During the years ended May 31, 2003 and 2002, the Company had negative cash flows from operations in the amount of $826,368 and $859,921, respectively. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

While the Company is attempting to increase sales, the growth has not been significant enough to support the Company's daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect.

On March 11, 2003, a wholly-owned subsidiary of the Company, Jag2 Corporation, a Delaware corporation ("Merger Sub") consummated an agreement and plan of merger (the "Merger Agreement") with Freight Rate, Inc. Pursuant to the Merger Agreement, Merger Sub was merged with and into Freight Rate, Inc. and Freight Rate, Inc. survived as the Company's wholly-owned subsidiary corporation (the "Merger"). At the effective time of the Merger, the holders of Freight Rate, Inc. common and preferred stock, warrants and options exchanged their securities for an aggregate of (i) 29,769,595 of the Company's Common Stock, options and warrants, (ii) 100,000 shares of Series X Preferred Stock and (iii) 87,000 shares of Series Y Preferred Stock. The Series Y Preferred Stock has 200 votes per share and has the right to vote with the common shareholders in all matters, and is convertible into 230,405 shares of the Company's Common Stock at the holder's option. The Series X Preferred Stock is required to be converted on March 11, 2004 into additional shares of the Company's Common Stock based upon the degree to which a one-year funding schedule of up to $2.5 million is met. In the event that the entire $2.5 million of funding is consummated, the Series X Preferred Stock will be cancelled.


NOTE 3 - RELATED PARTY TRANSACTIONS

From August 1, 2001 through May 31, 2003, the Company shared office facilities leased by a company owned by the Company's former Chairman. The amount paid for rent for the year ended May 31, 2003 was $26,712 and for the year ended May 31, 2002 it was $21,783.

At May 31, 2002, the Company was indebted to the former Chairman for $83,733 relating to services performed under a consulting agreement which was cancelled on March 15, 2001. On March 6, 2003, the indebtedness was forgiven and converted to fully vested options resulting in a gain of $79,304. See Note 11.

In March 2002, the Company repurchased 50,000 shares of common stock owned by the former Chairman in exchange for a short-term note. As of May 31, 2002, the balance due on the note was $21,000. As of May 31,2003 the note had been paid in full.

In November, 2002, the Chief Executive Officer received $20,000 from the Company in the form of a short-term demand note bearing interest at the rate of 6% per annum. As of May 31, 2003 the balance of the note and accrued interest was $20,985. This transaction occurred prior to the reverse merger when Freight Rate was a private company. Subsequent to year-end, the note was paid in full.

During the year ended May 31, 2003, the Company wrote off $13,770 of accrued salaries due to employees. See Note 11.


NOTE  4  -FURNITURE  AND  EQUIPMENT

At  May  31,  2003,  furniture  and  equipment  consisted  of  the  following:


                                                               Estimated
                                                              Useful lives
                                                            --------------
Computers                           $     102,742               5 years
Equipment                                  48,170               5 years
Furniture and Fixtures                     14,748               7 years
                                    --------------
                                          165,660
   Less:  accumulated depreciation        (33,506)
                                    --------------

                                    $     132,154
                                    ==============



Depreciation expense was $7,659 and $3,249 for the years ended May 31, 2003 and 2002, respectively.


NOTE  5  -  NOTES  PAYABLE  AND  CONVERTIBLE  NOTES  PAYABLE

In March, 2000, the Company purchased logistics software licenses for $286,000 and paid $143,000 in cash at the time. On September 27, 2001, the Company issued a promissory note in the amount of $143,000 for the balance due. The interest rate of the note was 6% per annum and it had a maturity date of May 1, 2002. Further, in the event of default, the note specified that the Company was to pay the outstanding principal balance and interest accrued thereon, together with costs of collection and reasonable attorneys' fees in the amount of ten percent (10%) of the amount recoverable. Accrued interest expense on the note for fiscal years 2003 and 2002 was $8,580 and $5,816, respectively. The Company defaulted on the note and, on July 15, 2003, after several months of litigation, entered into a settlement agreement pursuant to which the Company issued a new promissory note in the amount of $170,000 to replace the original note. The new note does not bear interest and required the Company to make a payment of $30,000 upon signing the settlement agreement followed by 22 consecutive payments of $5,000 on the first of each month beginning on August 1, 2003 for a total of $140,000. If all the aforementioned payments are made on or before their applicable due dates, or within their permitted grace periods, the $30,000 balance remaining on the new note at that time will be waived and it will be marked as paid and returned to the Company. All payments required to be made pursuant to the new note have been made as of the date of this report.

On March 6, 2003, the Company issued a convertible promissory note in the amount of $175,000 to an unaffiliated Company shareholder. The interest rate of the note is 8% per annum and it has a maturity date of June 30, 2006. The holder of the note has the right to convert the outstanding principal balance of the note into the Company's common stock at a conversion price equal to the lesser of 1) $1.51 per share or 2) 50% of the average of the closing bid prices of the common stock for the five trading days immediately preceding the date of conversion but no less than $0.25 per share.

On March 10, 2003, the Company issued a convertible promissory note in the amount of $125,000 to an unaffiliated Company shareholder. The interest rate of the note was 5% per annum and it had a maturity date of April 10, 2004. The holder of the note had the right to convert the outstanding principal balance of the note and interest accrued thereon into the Company's common stock at $0.40 per share. On June 5, 2003, upon receiving an additional $100,000 from the same shareholder, the Company replaced this note with a new convertible promissory note in the amount of $225,000. The new note bears interest of 5% per annum, has a maturity date of December 5, 2003 and has the same conversion provision as provided for in the original note. Also, the note holder received warrants to purchase 75,000 shares of common stock at a price of $0.79 per share until June 5, 2004. Further, the new note has a prepayment provision requiring certain amounts of the principal and interest accrued thereon to be repaid upon the Company receiving capital in excess of specified amounts during each month of the term of the note.

On March 10, 2003, the Company issued a convertible promissory note in the amount of $135,000 to its Chief Executive Officer in exchange for his forgiving $147,520 of accrued salary owed to him. The interest rate of the note is 8% per annum and it has a maturity date of June 30, 2006. The outstanding principal balance of the note may be converted at any time into the Company's common stock at a conversion price equal to the lesser of 1) $1.51 per share or 2) 50% of the average of the closing bid prices of the common stock for the five trading days immediately preceding the date of conversion but no less than $0.75 per share.

On March 10, 2003 the Company repaid $1,590,086 of convertible promissory notes due June 30, 2006, and accrued interest thereon, by issuing to the holders of the notes a total of 1,590,086 shares of the Company's common stock and warrants to purchase 795,043 shares of common stock at $2.00 per share until December 31, 2004. Upon the reverse merger, this resulted in 4,211,075 common shares and warrants to purchase 2,105,538 shares at $0.75 until December 31, 2004.


NOTE 6 - COMMITMENTS

Operating Lease
---------------

The Company leases office space under an operating lease commencing May 15, 2003. The lease terminates on May 31, 2005.

At May 31, 2003, minimum rental commitments are as follows:

     2004           $     110,335
     2005                 169,901
                          -------
                    $     280,236
                          =======

In addition to the preceding minimum rental commitments, the lease also requires a non-renewal penalty fee of $37,251 payable no later than August 31, 2004 if the Company does not renew its lease for the two-year period June 1, 2005 through May 31, 2007.

Also required is an additional security deposit of $9,312 by June 1, 2004. This amount has been secured by the deposit of 50,000 shares of the Company's common stock which have been deposited with an Escrow Agent who will return them upon payment of the funds required or deliver the stock to the landlord in the event of default.

For the years ended May 31, 2003 and 2002 rent expense was $26,712 and $21,783, respectively.

License Agreement
-----------------

The Company has entered into an agreement with a vendor for GPS devices which requires the Company to pay the vendor a monthly royalty on each device once it is put into service with a customer.


NOTE 7 - EMPLOYMENT AGREEMENTS

Effective January 1, 2003, the Company commenced a five-year employment agreement with its Chief Executive Officer, Richard Hersh. The term of employment automatically may be renewed for successive one year terms beginning on the five-year anniversary of the agreement unless previously terminated according to the termination provisions in the agreement or if the Company or Hersh elects to terminate the agreement by written notice at least ninety days prior to the expiration of the then-current term of employment. Under the terms of this agreement, Hersh will receive a base salary and became eligible to receive a bonus based on the financial performance of the Company.

Effective January 1, 2003, the Company commenced a four-year employment agreement with its Vice President of Technology, John Urbanowicz. The term of employment automatically may be renewed for successive one year terms beginning on the four-year anniversary of the agreement unless previously terminated according to the termination provisions in the agreement or if the Company or Urbanowicz elects to terminate the agreement by written notice at least ninety days prior to the expiration of the then-current term of employment. Under the terms of this agreement, Urbanowicz will receive a base salary and became eligible to receive a discretionary bonus based on performance.

Effective April 15, 2003, the Company commenced a four-year employment agreement with its President, Michael J. Darden. The term of employment automatically may be renewed for successive one year terms beginning on the four-year anniversary of the agreement unless previously terminated according to the termination provisions in the agreement or if the Company or Darden elects to terminate the agreement by written notice at least ninety days prior to the expiration of the then-current term of employment. Under the terms of this agreement, Darden will receive a base salary, he was granted a certain number of stock options subject to a specified vesting period and became eligible to receive a bonus based on the financial performance of the Company.

At May 31, 2003, the aggregate commitments pursuant to the employment agreements with our executive officers are as follows:

               2004           $327,630
               2005            378,311
               2006            437,357
               2007            428,248
               2008            136,080
                               -------
                           $ 1,707,626
                           ===========



NOTE 8 - INCOME TAXES

The Company had available at May 31, 2003, operating loss carryforwards for federal and state taxes of approximately $5,900,000, which could be applied against taxable income in subsequent years through 2023. Such amounts would be subject to the limitations contained under Section 382 of the Internal Revenue Code relating to changes in ownership. However, given that the realization of this tax effect is uncertain, a full valuation allowance was recorded.

Reconciliation of the differences between income taxes computed at the federal statutory tax rates and the provision for income taxes is as follows:


                                   2003     Percent      2002     Percent
                                ----------  --------  ----------  --------

Income tax benefit computed at
   Federal statutory tax rate   $ 760,000      34.0%  $  274000      34.0%
State tax, net of
   Federal benefits                78,000       3.5      29,000       3.6
Non-deductible non-cash
   Expenses                       (79,000)    (10.4)   (101,000)     (6.6)
Valuation allowance              (759,000)    (27.1)   (202,000)    (31.0)
                                ----------  --------  ----------  --------

Provision for income taxes      $       -         -%  $       -         -%
                                ==========  ========  ==========  ========


Temporary differences that give rise to significant deferred tax assets are as follows:


                                     2003          2002
                                 ------------  ------------
Net operating loss carryforward  $ 2,090,000   $ 1,331,000
                                 ============  ============

Total deferred tax assets          2,090,000     1,331,000

Valuation allowance               (2,090,000)   (1,331,000)
                                 ------------  ------------

Net deferred tax asset           $         -   $         -
                                 ============  ============


NOTE 9 - STOCKHOLDERS' EQUITY
-----------------------------

Series  A Convertible Preferred  Stock
------------------------------------

During October and November, 2001, 194,062 shares of Series A convertible preferred stock were converted to 242,580 shares of common stock and 93,392 shares were converted to long-term notes. Upon the Company's reverse merger in March, 2003 the long-term notes, and accrued interest thereon, were converted into common stock at $1.00 per share and, for every $2.00 of long-term notes converted, the holder received a warrant to purchase one share of common stock at $2.00 per share with an expiration date of December 31, 2004.

Series  B  Convertible  Preferred  Stock
----------------------------------------

From December, 2002 until March, 2003, the Company raised $195,720 from the sale of Series B convertible preferred stock. All shares were converted to common stock in connection with the reverse merger.

Series  X  Convertible  Preferred  Stock
----------------------------------------

In connection with the reverse merger, 100,000 shares of Series X convertible preferred shares were issued to the holders of Freight Rate, Inc. common and preferred stock, warrants and options. The Series X convertible preferred stock is required to be converted on March 11, 2004 into as many as an additional 85,740,000 shares of the Company's common stock based upon the degree to which a one-year funding schedule of up to $2.5 million is met. In the event that the entire $2.5 million of funding is consummated, the Series X convertible preferred stock will be cancelled.

Series  Y  Convertible  Preferred  Stock
----------------------------------------

On May 31, 2002, 87,000 shares of common stock were converted to Series C preferred stock. In connection with the reverse merger, these shares were converted into series Y preferred stock. The Series Y convertible preferred stock has 200 votes per share and has the right to vote with the common shareholders in all matters, and is convertible into 230,405 shares of the Company's common stock at the holder's option.

Common  Stock
-------------

On July 26, 2001, the Company granted 100,000 shares of common stock to consultants for services and, on August 27, 2001, granted 22,555 shares of common stock to attorneys for services. The Company recorded the shares at their fair market value and charged professional fees of $122,555.

On March 28, 2002, the Company purchased 50,000 shares of its common stock, issuing a note payable for the transaction. The shares were retired at the time of the reverse merger in March, 2003 and the note was paid off by year-end May, 2003.

In July and October, 2002, an investor converted $225,000 of options to common stock, receiving 250,000 common shares and 333,333 options to purchase common shares at $1.50. At the reverse merger, these options were exchanged for 882,776 options exercisable at $0.56 until 2005.

In connection with the reverse merger, the Company repaid $1,590,086 of convertible promissory notes due June 30, 2006, and accrued interest thereon, by issuing to the holders of the notes a total of 1,590,086 shares of the Company's common stock and warrants to purchase 795,043 shares of common stock at $2.00 per share until December 31, 2004. Upon the reverse merger, this resulted in 4,211,075 common shares and warrants to purchase 2,105,538 shares at $0.75 until December 31, 2004.

Immediately prior to the reverse merger, there were 12,860,000 shares of common stock of Jaguar Investments, Inc.

In March and April, 2003, the Company sold 657,000 shares of common stock at $0.50 per share, raising $328,500.

During the year ended May 31, 2003, the Company granted 402,555 shares of common stock to consultants for services and recorded the shares at their fair market value of $400,455.

Subsequent to May 31, 2003, the Company settled with two former consulting firms for 1,698,472 shares of the Company's common stock valued at $1,002,098. See
Note  12  on  subsequent  events  for  further  details.

Common  Stock  Options  and  Warrants
-------------------------------------

The board of directors has the authority to determine the individuals to whom grants of stock options and /or warrants will be made, as well as the type, size and terms of the grants to be made to each individual. In addition, the board committee will determine the time when the grants will be made and the duration of grants including exercise or restrictions and criteria for exercise.

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the estimated fair value of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock. The Company has adopted the "disclosure only" alternative described in SFAS 123 and SFAS 148, which require pro forma disclosures of net income and earnings per share as if the fair value method of accounting had been applied.

The following table presents pro forma net loss and per share amounts as if the fair value method had been applied to employee stock options granted:


                                                      Years ended May 31,
                                                       2003         2002
                                                   ------------  ----------
Net loss:                           As reported    $(2,235,817)  $(806,539)
                                                   ============  ==========

                                    Pro forma     $ (2,385,881)  $(858,934)
                                                   ============  ==========


Loss per share, basic and diluted:  As reported    $     (0.09)  $   (0.03)
                                                   ============  ==========

                                    Pro forma      $      (0.10)  $   (0.04)
                                                   ============  ==========


For purposes of the pro forma calculations, the fair value of each option was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions used:


                                                    2003     2002
                                                   ------    ----
Dividend yield                                      None    None
Expected volatility factor                         0-64%    .0001%
Approximate risk free interest rates                  3%     2.94%
Expected lives, in years                            1-5         3



The determination of fair values for all stock options and warrants is based on the assumptions described in the preceding paragraph, and because additional option grants are expected to be made each year, the above pro forma disclosures are not representative of pro forma effects on reported net income or loss for future years.

Stock  options
--------------

During the years ended May 31, 2003 and 2002, the Company granted stock options to employees, directors, consultants, suppliers and investors. The number of stock options issued and the price of the options have been restated to reflect the reverse merger on March 11, 2003.

During 2002, the Company granted options to purchase 344,283 shares of common stock to consultants, suppliers and investors of the Company. The options are exercisable at a price of $0.38 per share which was the fair market value of the common stock at the grant date. The options expire in three to five years from the grant date. Consulting expense in the amount of $140,992 was recorded for the year ended May 31, 2002 relating to these options.

During 2002, the Company granted options to purchase 5,919,022 shares of common stock to certain employees and directors of the Company. The options expire in three to five years from the grant date. The options are exercisable at a price of $0.38 per share, which was the fair value of the common stock at the grant date. Accordingly, under APB 25, no compensation expense was recognized.

During 2003, the Company granted options to purchase 2,049,375 shares of common stock to consultants, suppliers and investors of the Company. The options are exercisable at a price of $0.38 per share to $0.75 per share, which was the fair market value of the common stock at the grant date. Consulting expense in the amount of $31,785 was recorded for the year ended May 31, 2003 relating to these options.

During 2003, the Company granted options to purchase 5,212,655 shares of common stock to certain employees and directors of the Company. The options expire in three to five years from the grant date. The options are exercisable at per share prices ranging from $0.38 to $1.01 per share, which was the fair value of the common stock at the grant date. Accordingly, under APB 25, no compensation expense was recognized.

The per-share weighted average exercise price of stock options granted during 2003 and 2002 was $0.43 and $0.38, respectively, on the date of grant using the Black-Scholes pricing model and the previously discussed assumptions.

Stock option activity for the years ended May 31, 2003 and 2002 is summarized as follows:



                                    2003                2002
                                    ----                ----

                                             Weighted          Weighted
                                             average            average
                                             exercise          exercise
                                    Shares    price    Shares    price
                                  ----------  ------  ---------  ------
Outstanding at beginning of year   7,224,649  $  .38    961,344  $  .38
Options granted                    7,262,030     .43  6,263,305     .38
Exercised                                  -       -          -       -
Cancelled                                  -       -          -       -
Forfeited                                  -       -          -       -
                                  ----------          ---------
Outstanding at end of year        14,486,679  $  .40  7,224,649  $  .38
                                  ==========          =========

Exercisable at end of year        10,743,161  $  .39  4,708,734  $  .38
                                  ==========          =========


The following table summarizes the Company's stock options outstanding at May 31, 2003:



                                             Weighted           Weighted
                                              average            average
                       Number of Options     remaining          exercise
Range of Exercise Price   Outstanding      life in years          price
------------------------  -----------      -------------       -----------

0.38                      13,074,109           2.64               $ 0.38
0.50  -  0.75              1,112,570           2.25               $ 0.56
1.01                         300,000           4.38               $ 1.01
                          -----------
                          14,486,679
                          ==========


Warrants
--------

During the years ended May 31, 2003 and 2002, the Company granted warrants to consultants, suppliers and investors. The number of warrants issued and the price of the warrant have been restated to reflect the reverse merger on March 11, 2003. The Company charged to expense the fair value of the instruments granted for services using the Black-Scholes option model.

On July 15, 2001, in connection with conversion of bridge loans to 8% convertible promissory notes, the Company issued 119,175 warrants to purchase Common Stock at $0.75 per share and 166,606 warrants to purchase Common Stock at $1.51 per share. In July 2001 and January 2002, in connection with the settlement of Bridge Loans which were not converted, the Company issued 26,484 warrants to purchase Common Stock at $0.75 per share. The Company recorded an expense of $12,654, which is equal to the fair market value of the warrants at the date of exchange, for warrants issued in connection with the conversion or settlement of Bridge Loans. In addition, in March, April and May, 2002, the Company issued 6,748 warrants to purchase Common Stock at $0.75 per share to investors as an incentive for additional investment of capital.

In connection with the sale of Freight Rate Series B preferred stock during the year ended May 31, 2003, the Company issued warrants to purchase 269,097 shares of common stock at $1.13 per share until December 31, 2004.

On March 10, 2003, in connection with conversion of convertible promissory notes due June 30, 2006 and accrued interest thereon to common stock, the Company issued warrants to purchase 2,105,538 shares of common stock at $0.75 per share until December 31, 2004.

Warrant activity for the years ended May 31, 2003 and 2002 is summarized as follows:



                                    2003               2002
                                    ----               ----

                                           Weighted           Weighted
                                            average            average
                                           exercise           exercise
                                   Shares    price    Shares    price
                                  ---------  ------  ---------  ------
Outstanding at beginning of year  1,538,569  $  .83  1,219,556  $  .75
Warrants granted                  2,374,635     .79    319,013    1.15
Exercised                                 -       -          -       -
Cancelled                                 -       -          -       -
Forfeited                                 -       -          -       -
                                  ---------          ---------
Outstanding at end of year        3,913,204  $  .80  1,538,569  $  .83
                                  =========          =========

Exercisable at end of year        3,913,204  $  .80  1,538,569  $  .83
                                  =========          =========


The following table summarizes the Company's warrants outstanding at May 31, 2003:



                               Warrants outstanding and exercisable
                               ------------------------------------

                                               Weighted          Weighted
                                                average          average
                                               remaining          exercise
Range of Exercise Price   Number of Warrants  life in years        price
------------------------  ------------------  -------------       ------

0.75  -  0.90                     3,487,432           1.36       $  .75
1.00  -  1.25                       259,166           1.59       $ 1.13
1.50  -  1.75                       166,606            .67       $ 1.51
                                 ------------
                                  3,913,204
                                 ============


NOTE  10  -  FORGIVENESS  OF  DEBT

During the year ended May 31, 2003, current and former employees of the Company forgave $93,074 of accrued salaries and notes, and the Company wrote off accounts payable of $21,100 to entities deemed to no longer be pursuing payment.


NOTE 11 - SUBSEQUENT EVENTS

On June 5, 2003, the Company received an additional $100,000 from an unaffiliated shareholder and issued a convertible promissory note in the amount of $225,000 that replaced an existing $125,000 note to the same shareholder. See "Notes Payable". On July 22, 2003, the Company repaid $100,000 of this note.

In June 2003 the Company granted 50,000 and 30,000 shares to the Company's president and a consultant, respectively, in consideration for services rendered.

In July 2003 the Company granted 50,000, 25,000 and 10,000 shares to three employees of the Company, including its Vice President of Technology, in consideration for services rendered.

In August 2003 the Company granted 50,000 and 5,000 shares to one the Company's Directors and an attorney, respectively, in consideration for services rendered.

In June 2003, the Company designated 200,000 of its preferred shares as Series B Preferred Stock, $5.00 stated value per share, to be sold primarily to accredited investors. Each share of Series B Preferred Stock is convertible at $.25 per share into 20 shares of the Company's common stock. Any of these shares that are outstanding on June 30, 2004 and on June 30 of each year thereafter, shall be entitled to receive a 10% dividend on such dates payable in cash or common stock, at the Company's sole discretion. As of September 5, 2003, the Company had received $749,000 from the sale of 149,800 shares of Series B Preferred Stock which are convertible into 2,996,000 shares of common stock.

Also, in July 2003, the Company sold 10,000 shares of Series C Preferred Stock, $30.00 stated value per share, to one accredited investor for $300,000. Each share of Series C Preferred Stock is convertible at $.30 per share into 100 shares of the Company's common stock or 1,000,000 shares upon conversion of all the shares. The Company also issued the investor warrants to purchase 500,000 shares of common stock at $1.00 per share until July 14, 2006.

In September 2003, the Company decided to effectuate settlements with two former consulting firms related to certain consulting agreements entered into between the Company and each of the consulting firms in April 2001. The Company entered into separate agreements with both entities pursuant to which the Company has agreed to issue them an aggregate of 1,698,472 shares of its common stock which are included in shares outstanding at May 31, 2003. The Company has accounted for this stock issuance in its financial statements for fiscal year 2003 with an expense of $1,002,098. Both agreements include a provision providing for piggyback registration rights for 50% of the shares issued. One of the agreements also provides for the potential issuance of additional shares equal to 5% of the issuance of common shares following any further issuance of shares pursuant to the Company's Series B Preferred Stock offering, or as a result of issuance of common stock as a result of the Company's Series X Preferred Stock issuance.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    September  11,  2003
                                                  POWER2SHIP, INC.

                                         By:     /s/ Richard Hersh
                                                 -------------------------------
                                         Name:   Richard Hersh
                                         Title:  Chief Executive and
                                                 Financial Officer

--------------------------------------------------------------------------------

By:     /s/  Richard  Hersh              September 11, 2003
        -------------------
Name:   Richard Hersh
Titles: Chief Executive and Financial Officer and
        (Principal Executive, Financial and Accounting Officer)


By:     /s/  Michael J. Darden           September 11, 2003
        ----------------------
Name:   Michael J. Darden
Title:  President and Director


By:     /s/  Douglas Gass                September 11, 2003
        -----------------
Name:   Douglas Gass
Title:  Director

Exhibit 23.1(b)

CONSENT  OF  SWEENEY  GATES  &  CO.


[Letterhead  of  Sweeney  Gates  &  Co.]



Consent  of  Independent  Certified  Public  Accountant

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-62240) of Jaguar Investments, Inc. and Subsidiaries of our report dated May 8, 2003, which appears in this annual report on Form 10-KSB for the year ended May 31, 2002.

/s/  Sweeney  Gates  &  Co.
---------------------------
Sweeney  Gates  &  Co.
Fort  Lauderdale,  FL

September 12, 2003

Exhibit 23.1(c)

CONSENT  OF  SHERB  &  CO.,  LLP


[Letterhead  of  Sherb  &  Co.,  LLP]



Consent  of  Independent  Certified  Public  Accountant

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-62240) of Jaguar Investments, Inc. and Subsidiaries of our report dated September 12, 2003, which appears in this annual report on Form
10-KSB  for  the  year  ended  May  31,  2003.

/s/  Sherb  &  Co.,  LLP
------------------------
Sherb  &  Co.,  LLP
New  York,  NY

September  12,  2003

Exhibit  31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I,  Richard  Hersh,  Chairman,  Chief Executive Officer and Chief Financial
Officer  of  Power2Ship,  Inc.  hereby  certify  that:

1.     I  have  reviewed  this Annual Report on Form 10-KSB of Power2Ship, Inc.;

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) for the Registrant and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Annual Report is being prepared;

     (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and procedures and presented in this Annual Report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

     (c) disclosed in this Annual Report any change in the Registrant's internal control over financial reporting that occurred during the period covered by the Annual Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Registrant's auditors and to the audit committee of Registrant's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Dated:  September  11,  2003               By:     /s/  Richard  Hersh
                                                   -------------------
                                           Name:   Richard  Hersh
                                           Title:  Chief Executive Officer and
                                                   Chief Financial Officer

Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-KSB of Power2Ship, Inc. for the period ended May 31, 2003, I, Richard Hersh, Chairman, Chief Executive Officer, and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB for the year ended May 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for the year ended May 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Power2Ship, Inc.

                                           POWER2SHIP,  INC.


Dated:  September  11,  2003              By:    /s/  Richard  Hersh
                                                 -------------------
                                          Name:  Richard  Hersh
                                          Title: Chief  Executive  Officer  and
                                                 Chief  Financial Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 10-QSB

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2004

                                       OR

[ ]     TRANSITION  REPORT  PURSUANT  TO  SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE  ACT  OF  1934

                         Commission File Number 0-25753

                                POWER2SHIP, INC.
        (Exact name of small business issuer as specified in its charter)

            NEVADA                                             87-04496677
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


903 CLINT MOORE ROAD, BOCA RATON, FLORIDA                       33487-2802
(Address of principal executive offices)                        (Zip Code)

                                 (561) 998-7557
                (Issuer's telephone number, including area code)

                                     MAY 31
    (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     As of May 14, 2004, the number of outstanding shares of the issuer's common stock was 36,462,525.

     Transitional  Small Business Disclosure Format (check one): Yes [ ] No [X]

                                TABLE OF CONTENTS
                                -----------------


                                                                           Page
PART I.  FINANCIAL INFORMATION

Item 1.  Financial Statements (Unaudited):

         Consolidated Balance Sheet, March 31, 2004                          3

         Consolidated Statements of Operations, Three and Nine
         Months Ended March 31, 2004 and 2003                                4

         Consolidated Statements of Cash Flows, Nine Months Ended
         March 31, 2004 and 2003                                             5

         Transition Period Ended December 31, 2003:

             Consolidated Balance Sheet, December 31, 2003                   6

             Consolidated Statement of Operations, One Month Period Ended
             December 31, 2003                                               7

             Consolidated Statement of Cash Flows, One Month Period Ended
             December 31, 2003                                               8

         Transition Period Ended June 30, 2003:

             Consolidated Balance Sheet, June 30, 2003                       9

             Consolidated Statement of Operations, One Month Period Ended
             June 30, 2003                                                  10

             Consolidated Statement of Cash Flows, One Month Period Ended
             June 30, 2003                                                  11

         Selected Notes to Consolidated Financial Statements for the
         Quarterly Period Ended March 31, 2004                              12

Item 2.  Management's Discussion and Analysis or Plan of Operation          19

Item 3.  Controls and Procedures                                            22

PART II. OTHER INFORMATION

Item 1.  Legal Proceedings                                                  23

Item 2.  Changes in Securities                                              23

Item 3.  Defaults Upon Senior Securities                                    23

Item 4.  Submission of Matters to a Vote of Security Holders                23

Item 5.  Other Information                                                  23

Item 6.  Exhibits and Reports on Form 8-K                                   24

                          PART I. FINANCIAL INFORMATION
                          -----------------------------

ITEM 1. FINANCIAL STATEMENTS (UNAUDITED)



                        POWER2SHIP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)


ASSETS
Current assets:
   Cash and cash equivalents                                       $    524,527
   Receivables, net of allowance of $7,367                               89,857
   Prepaid insurance                                                     12,751
                                                                   -------------
        Total current assets                                            627,135

Furniture and equipment                                                 226,380
     Less: Accumulated depreciation                                     (61,584)
                                                                   -------------
        Net furniture and equipment                                     164,796


Deferred financing costs                                                350,511
Restricted cash for interest on debentures                               95,261
Other assets                                                            190,869
                                                                   -------------

Total assets                                                       $  1,428,572
                                                                   =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Notes payable - short term                                      $     60,000

   Accounts payable and accrued expenses                                256,639
                                                                   -------------

       Total current liabilities                                        316,639
                                                                   -------------

Long term debt:
Long term notes payable                                                  35,000
Convertible notes payable                                             1,502,000
Convertible note payable to related party                               115,000

Stockholders' deficit:
Preferred stock, $.001 par value, 1,000,000 authorized:
   Series B convertible preferred stock, $.001 par value, 200,000
      shares authorized; 198,000  shares issued and outstanding             198
   Series C convertible preferred stock, $.001 par value, 10,000
      shares authorized; 10,832 shares issued and outstanding                11
   Series Y convertible preferred stock, $.001 par value, 87,000
      shares authorized; 87,000  shares issued and outstanding               87
Common stock, $.001 par value, 100,000,000 shares authorized;
  36,417,525 shares issued and outstanding                               36,418
Deferred compensation                                                  (173,675)
Additional paid-in capital                                           11,135,168
Accumulated deficit                                                 (11,538,274)
                                                                   -------------

       Total stockholders' deficit                                     (540,067)
                                                                   -------------

Total liabilities & stockholders' deficit                          $  1,428,572
                                                                   =============

                             See accompanying notes


                                      POWER2SHIP, INC. AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                                 (UNAUDITED)

                                                      Three months ended March 31, Nine months ended March 31,
                                                           2004          2003          2004          2003
                                                       ------------  ------------  ------------  ------------
Revenue:
Access services                                        $    86,935   $         -   $   290,012   $    18,065
Freight transportation                                     409,518       215,511     1,052,326       329,243
Implementation services                                          -       141,320        23,925       448,995
                                                       ------------  ------------  ------------  ------------

       Total revenue                                       496,453       356,831     1,366,263       796,303

Operating expenses:
   Freight transportation                                  375,377       202,572       928,425       305,900
   Selling, general and administrative:
        Salaries, benefits and consulting fees             544,931       176,332     1,384,726       434,131
        Common stock and options issued for services       548,194       442,871     1,045,675       460,871
        Other selling, general and administrative          208,779       281,170       768,520       294,756
                                                       ------------  ------------  ------------  ------------

       Total operating expenses                          1,677,281     1,102,945     4,127,346     1,495,658
                                                       ------------  ------------  ------------  ------------

       Loss from operations                             (1,180,828)     (746,114)   (2,761,083)     (699,355)
                                                       ------------  ------------  ------------  ------------

Other income (expense):
   Litigation Settlement                                         -             -       (27,968)            -
   Interest income                                             183           273           846           775
   Interest expense                                        (56,935)      (37,356)     (246,576)     (107,466)
   Other income                                                  -        14,040             -        15,440
                                                       ------------  ------------  ------------  ------------

       Total other income (expense)                        (56,752)      (23,043)     (273,698)      (91,251)
                                                       ------------  ------------  ------------  ------------

Net loss                                               $(1,237,580)  $  (769,157)  $(3,034,781)  $  (790,606)
Less: Preferred stock dividend                                   -             -    (1,262,472)            -
                                                       ------------  ------------  ------------  ------------

Loss available to common shareholders                  $(1,237,580)     (769,157)  $(4,297,253)     (790,606)
                                                       ============  ============  ============  ============


Loss per share-basic and diluted                       $     (0.03)  $     (0.03)  $     (0.14)  $     (0.03)
                                                       ============  ============  ============  ============

Weighted average shares outstanding
      - basic and diluted                               36,558,571    24,397,595    31,778,682    24,211,381
                                                       ============  ============  ============  ============


                             See accompanying notes


                                POWER2SHIP, INC. AND SUBSIDIARIES
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (UNAUDITED)

                                                                      Nine months ended March 31,
                                                                            2004         2003
                                                                        ------------  ----------
Cash flows from operating activities:
   Net loss                                                             $(3,034,781)  $(790,606)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                                         26,440       3,378
        Issuance of stock options and warrants
          for services, compensation and conversion                         498,988      75,316
        Issuance of stock for services                                      546,687     397,555
        Changes in operating assets and liabilities:
            Decrease (increase) in receivables                              284,275    (305,556)
            Decrease (increase) in prepaid insurance                         17,068     (10,410)
            Increase in other assets                                       (108,000)    (10,000)
            Increase in deferred compensation                                34,735           -
            Increase (decrease) in accounts payable & accrued expenses      (17,216)     88,756
                                                                        ------------  ----------

               Net cash used in operating activities                     (1,751,804)   (551,567)
                                                                        ------------  ----------

Cash flows from investing activities:
   Purchases of property and equipment                                      (58,054)    (72,279)
                                                                        ------------  ----------

               Net cash used in investing activities                        (58,054)    (72,279)
                                                                        ------------  ----------

Cash flows from financing activities:
   Proceeds from convertible promissory notes net of costs of $269,071
     and $0, respectively                                                 1,257,929     217,000
   Repayments of promissory notes                                          (385,000)    (21,000)
   Proceeds from sale of preferred stock net of costs of $30,000
     and $0, respectively                                                 1,110,960     195,720
   Proceeds from sale of common stock net of costs of $430,767
     and $0, respectively                                                   287,178     400,000
                                                                        ------------  ----------

               Net cash provided by financing activities                  2,271,067     791,720
                                                                        ------------  ----------

               Net increase in cash and cash equivalents                    461,209     167,874

Cash and cash equivalents, beginning of period                               63,318       2,990
                                                                        ------------  ----------

Cash and cash equivalents, end of period                                $   524,527   $ 170,864
                                                                        ============  ==========


                             See accompanying notes


                        POWER2SHIP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                  ONE MONTH TRANSITION PERIOD DECEMBER 31, 2003
                                   (UNAUDITED)


ASSETS
Current assets:
   Cash and cash equivalents                                       $    313,165
   Accounts receivable, net of allowance of $7,367                      156,342
   Prepaid insurance                                                     10,572
                                                                   -------------
        Total current assets                                            480,079

Furniture and equipment                                                 203,643
     Less: Accumulated depreciation                                     (52,486)
                                                                   -------------
        Net furniture and equipment                                     151,157

Other assets                                                            190,869
                                                                   -------------
Total Assets                                                       $    822,105
                                                                   =============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Notes payable - short term                                      $    350,000
   Accounts payable and accrued expenses                                185,347

       Total current liabilities                                        535,347
                                                                   -------------

Long term debt:
Long term notes payable                                                  50,000
Convertible notes payable                                               175,000
Convertible note payable to related party                               115,000

Stockholders' deficit:
Preferred stock, $.001 par value, 1,000,000 authorized:
   Series B convertible preferred stock, $.001 par value, 200,000
      shares authorized; 198,000  shares issued and outstanding             198
   Series C convertible preferred stock, $.001 par value, 10,000
      shares authorized; 10,832 shares issued and outstanding                11
   Series Y convertible preferred stock, $.001 par value, 87,000
      shares authorized; 87,000  shares issued and outstanding               87
Common stock, $.001 par value, 100,000,000 shares authorized;
  36,990,776 shares issued and outstanding                               36,991
Additional paid-in capital                                           10,210,166
Accumulated deficit                                                 (10,300,695)
                                                                   -------------

       Total stockholders' deficit                                      (53,242)
                                                                   -------------

Total liabilities & stockholders' deficit                          $     822,105
                                                                   =============


                             See accompanying notes


                POWER2SHIP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF OPERATIONS
       ONE MONTH TRANSITION PERIOD ENDED DECEMBER 31, 2003
                           (UNAUDITED)



Revenue:
Access services                                        $    35,000
Freight transportation                                     123,155
                                                       ------------

       Total revenue                                       158,155

Operating expenses:
   Freight transportation                                  110,120
   Selling, general and administrative:
        Salaries, benefits and consulting fees             178,921
        Common stock and options issued for services       (36,000)
        Other selling, general and administrative           90,351
                                                       ------------

       Total operating expenses                            343,392
                                                       ------------

       Loss from operations                               (185,237)
                                                       ------------

Other income (expense):
   Interest income                                             161
   Interest expense                                       (100,043)
                                                       ------------

       Total other expense                                 (99,882)
                                                       ------------

Net loss                                               $  (285,119)
Less: Preferred stock dividend                             (14,472)
                                                       ------------

Loss available to common shareholders                  $  (299,591)
                                                       ============


Loss per share-basic and diluted                       $     (0.01)
                                                       ============

Weighted average shares outstanding
      - basic and diluted                               36,990,776
                                                       ============


                             See accompanying notes


                   POWER2SHIP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
          ONE MONTH TRANSITION PERIOD ENDED DECEMBER 31, 2003
                              (UNAUDITED)


Cash flows from operating activities:
   Net loss                                                         $(285,119)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                                    2,961
        Issuance of stock for services                                 37,710
        Changes in operating assets and liabilities:
            Increase in receivables                                   (35,655)
            Decrease in prepaid insurance                               3,207
            Increase in other assets                                  (60,000)
            Increase in accounts payable & accrued expenses             3,285
                                                                    ----------

               Net cash used in operating activities                 (333,611)
                                                                    ----------

Cash flows from investing activities:
   Purchases of property and equipment                                 (5,617)
                                                                    ----------

               Net cash used in investing activities                   (5,617)
                                                                    ----------

Cash flows from financing activities:
   Proceeds from convertible promissory notes                         290,000
   Repayments of promissory notes                                      (5,000)
   Proceeds from sale of preferred stock                               21,960
   Proceeds from sale of common stock net of costs of $5,220           11,102
                                                                    ----------

               Net cash provided by financing activities              318,062
                                                                    ----------

               Net decrease in cash and cash equivalents              (21,166)

Cash and cash equivalents, beginning of period                        334,331
                                                                    ----------

Cash and cash equivalents, end of period                            $ 313,165
                                                                    ==========


                             See accompanying notes


                        POWER2SHIP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                    ONE MONTH TRANSITION PERIOD JUNE 30, 2003
                                   (UNAUDITED)


ASSETS
Current assets:
   Cash and cash equivalents                                       $    63,318
   Accounts receivable, net of allowance of $7,367                     374,132
   Prepaid insurance                                                    29,819
                                                                   ------------
        Total current assets                                           467,269

Furniture and equipment                                                168,326
     Less: Accumulated depreciation                                    (35,144)
                                                                   ------------
        Net furniture and equipment                                    133,182

Other assets                                                            70,979
                                                                   ------------
Total Assets                                                       $   671,430
                                                                   ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Notes payable - short term                                      $   368,000
   Accounts payable and accrued expenses                               282,965
                                                                   ------------

       Total current liabilities                                       650,965

Long term debt:
Convertible notes payable                                              175,000
Convertible note payable to related party                              135,000

Stockholders' deficit:
Preferred stock, $.001 par value, 1,000,000 authorized:
   Series B convertible preferred stock, $.001 par value, 200,000
      shares authorized; 9,000  shares issued and outstanding                9
   Series X convertible preferred stock, $.001 par value, 100,000
      shares authorized; 100,000  shares issued and outstanding            100
   Series Y convertible preferred stock, $.001 par value, 87,000
      shares authorized; 87,000  shares issued and outstanding              87
Common stock, $.001 par value, 100,000,000 shares authorized;
  27,345,184 shares issued and outstanding                              27,345
Additional paid-in capital                                           8,186,417
Accumulated deficit                                                 (8,503,493)
                                                                   ------------

       Total stockholders' deficit                                    (289,535)
                                                                   ------------

Total liabilities & stockholders' deficit                          $   671,430
                                                                   ============

                             See accompanying notes


                POWER2SHIP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF OPERATIONS
         ONE MONTH TRANSITION PERIOD ENDED JUNE 30, 2003
                           (UNAUDITED)



Revenue:
Access services                                        $    35,000
Freight transportation                                      77,895
                                                       ------------

       Total revenue                                       112,895

Operating expenses:
   Freight transportation                                   39,254
   Selling, general and administrative:
        Salaries, benefits and consulting fees              51,032
        Common stock and options issued for services        23,700
        Other selling, general and administrative          116,274
                                                       ------------

       Total operating expenses                            230,260
                                                       ------------

       Loss from operations                               (117,365)
                                                       ------------

Other income (expense):
   Interest income                                             401
   Interest expense                                        (17,365)
                                                       ------------

       Total other expense                                 (16,964)
                                                       ------------

Net loss                                               $  (134,329)
Less: Preferred stock dividend                             (45,000)
                                                       ------------

Loss available to common shareholders                  $  (179,329)
                                                       ============


Loss per share-basic and diluted                       $     (0.01)
                                                       ============

Weighted average shares outstanding
      - basic and diluted                               27,345,184
                                                       ============


                             See accompanying notes


                 POWER2SHIP, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENT OF CASH FLOWS
          ONE MONTH TRANSITION PERIOD ENDED JUNE 30, 2003
                            (UNAUDITED)


Cash flows from operating activities:
   Net loss                                                  $(134,329)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                             1,638
        Issuance of stock options and warrants
          for services, compensation and conversion             16,650
        Issuance of stock for services                         190,700
        Changes in operating assets and liabilities:
            Increase in receivables                            (57,171)
            Decrease in prepaid insurance                        3,207
            Decrease in other assets                           (39,500)
            Decrease in accounts payable & accrued expenses    (78,611)
                                                             ----------

               Net cash used in operating activities           (97,416)
                                                             ----------

Cash flows from investing activities:
   Purchases of property and equipment                          (2,666)
                                                             ----------

               Net cash used in investing activities            (2,666)
                                                             ----------

Cash flows from financing activities:
   Proceeds from convertible promissory notes                  100,000
   Proceeds from sale of preferred stock                        45,000
                                                             ----------

               Net cash provided by financing activities       145,000
                                                             ----------

               Net increase in cash and cash equivalents        44,918

Cash and cash equivalents, beginning of period                  18,400
                                                             ----------

Cash and cash equivalents, end of period                     $  63,318
                                                             ==========


                             See accompanying notes

                        POWER2SHIP, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

ORGANIZATION
------------
Power2Ship, Inc. (the "Company"), formerly Jaguar Investments, Inc., was incorporated in Nevada on October 28, 1987. On March 11, 2003, the Company merged with Freight Rate, Inc. which became a wholly owned subsidiary and is currently its sole operating entity. The Company is an application service provider (ASP) that offers an information and communication system to the freight transportation industry. This system, called the P2S MobileMarket(TM), has the capability of collecting, processing, storing and displaying the location and other critical information related to transportation assets along with the freight on board these assets. This information, which instantly becomes accessible through the Company's password-protected website, enables users to make better-informed, cost-effective logistics decisions. The Company's management believes that the P2S MobileMarket(TM) assists small and medium-sized trucking companies, particularly those with less than 30 trucks, to compete more effectively with larger carriers by improving their management and utilization of transportation assets. Also, management believes its system helps companies that need freight transported to or from their facilities to reduce their transportation, warehousing and inventory carrying costs.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

BASIS OF PRESENTATION
---------------------
For accounting purposes, the merger with Freight Rate, Inc. was treated as a recapitalization of Freight Rate, Inc. and accounted for as a reverse acquisition. Therefore, the financial statements reported herein and accompanying notes thereto reflect the assets, liabilities and operations of Freight Rate, Inc. as if it had been the reporting entity since inception.

Subsequent to the filing of the Company's prior 10-QSB for the period ended November 30, 2003, the Company's board of directors authorized a change in the Company's fiscal year from May 31 to June 30 in order to align the Company's quarterly reporting obligations with calendar quarters, resulting in a more traditional reporting pattern and thereby reducing potential confusion in the marketplace. As a result, in addition to the customary presentation of the Company's consolidated financial statements, this Form 10-QSB includes consolidated financial statements for the transition periods associated with the changed fiscal year which are the one month periods ended December 31, 2003 and June 30, 2003.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. Certain amounts in the prior year's financial statements have been reclassified to conform to the current year's presentation.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles as would be included in audited financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the three and nine-month periods ended March 31, 2004 are not necessarily indicative of the results to be expected for the year ended June 30, 2004. The interim financial statements should be read in conjunction with the audited financial statements and notes contained in the Company's Annual Report on Form 10-KSB for the year-ended May 31, 2003.

The accompanying consolidated financial statements are prepared assuming the Company will continue as a going concern. During the nine months ended March 31, 2004 and 2003, the Company incurred losses from operations of $2,761,083 and $699,355, respectively and had negative cash flows from operations of $1,751,804 and $551,567, respectively. While the Company is attempting to increase sales, the growth has not been significant enough to support the Company's daily operations. Management intends to continue raising additional funds with private placements of its debt and equity securities to accredited investors. While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

CASH AND CASH EQUIVALENTS
-------------------------
The Company considers all unrestricted deposits and highly liquid investments, readily convertible to known amounts, with an original maturity of three months or less, to be cash equivalents.

FURNITURE AND EQUIPMENT
-----------------------
Furniture and equipment is stated at cost. Depreciation on furniture and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Expenditures for major renewals and betterments that extend the useful lives of the assets are capitalized. Expenditures for maintenance and repairs of the assets are charged to expense as incurred.

INCOME TAXES
------------
Under the asset and liability method of FASB Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance, when in the Company's opinion it is likely that some portion or the entire deferred tax asset will not be realized.

REVENUE RECOGNITION
-------------------
The Company recognizes freight transportation revenue when shipments of goods reach their destinations and the receiver of the goods acknowledges their receipt by signing a bill of lading. Revenue from access fees is recognized in the month that access to our P2S MobileMarket(TM) is provided to customers. Revenue generated from implementation services, pursuant to software development contracts with customers, is recognized on the percentage of completion basis for each deliverable provided for in the contract. Revenue from implementation services are expected to be insignificant as a percentage of total revenue in the foreseeable future.

FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------
The carrying amounts reported in the balance sheet for cash, receivables, accounts payable, notes payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

USE OF ESTIMATES
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPAIRMENT OF LONG-LIVED ASSETS
-------------------------------
The Company evaluates the recoverability and carrying value of its long-lived assets at each balance sheet date, based on guidance issued in SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. At March 31, 2004, the Company had no assets which were considered to be impaired.

STOCK BASED COMPENSATION
------------------------
The Company uses SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provision of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123 and SFAS No. 148.

CONCENTRATIONS OF CREDIT RISK
-----------------------------
Financial assets that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments. The Company does not believe it is exposed to any significant credit risk in its cash investments.
The Company maintains its cash balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000 per account. At March 31, 2004, the Company's cash balances exceeded the insured limits by $348,909. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash on deposit. The Company performs on-going credit evaluations of its customer base including those that represent its accounts receivable at March 31, 2004. Two customers accounted for 77% of the Company's accounts receivable at March 31, 2004. The Company maintains reserves for potential credit losses and such losses historically have been within management's expectations.

LOSS PER COMMON SHARE
---------------------
Basic loss per common share is based upon the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share include the effects of potential dilution that would occur if securities (such as warrants) or other contracts (such as options) to issue common stock were exercised or converted into common stock. Such instruments that are convertible into common stock are excluded from the computation in periods in which they have an anti-dilutive effect. Potential common shares included in the computation are not presented in the consolidated financial statements, as their effect would be anti-dilutive.

NOTE 3 - NOTES PAYABLE AND CONVERTIBLE NOTES PAYABLE

On March 9 and March 31, 2004, the Company issued $1,157,000 and $170,000, respectively, of its Series A Convertible Debentures to 23 accredited investors and paid commissions and expenses of $173,810 that were accounted for as deferred financing costs to be amortized over the terms of the Debentures. The Debentures mature on December 31, 2006, and earn interest of 14.25% per annum payable semi-annually in arrears on June 30 and December 31. The Debentures may be converted by the holders at any time into common stock at a conversion price equal to the lesser of $.80 per share or 90% of the average closing bid price of the common stock for the ten trading days immediately preceding the date that a registration statement registering the shares of common stock underlying the Debentures becomes effective. The Company may redeem the Debentures, with fifteen days notice at any time, by paying a premium of up to 20% of their original purchase price in a combination of cash and common stock. For the nine and three months ended March 31, 2004, the accrued interest on the Debentures was $9,618 and amortization of deferred financing costs was $4,466. The Company has provided the Debenture holders with a security interest in its tangible and intangible assets, subject to automatic subordination to most traditional asset-based loans, to secure the prompt payment of principal

In December 2003 and January 2004, the Company issued a total of $340,000 of 18% short-term promissory notes to six individuals, paid commissions associated with the placement of such notes of $34,000 and issued the lenders a total of 185,458 shares of the Company's restricted common stock valued at $81,383. Interest expense for the nine months ended March 31, 2004 on the notes was $14,790. The total of commissions, value of the common stock and interest of $130,173 was recorded as interest expense for the nine months ended March 31, 2004. The notes were repaid on March 9, 2004. Several of these lenders chose to invest a total of $150,000 of the proceeds from the repayment of their notes into the Company's Series A convertible debentures.

On July 15, 2003, the Company issued a promissory note in the amount of $170,000 for licenses to use certain logistics software. The note bears no interest and required the Company to pay $30,000 upon issuing the note followed by 22 consecutive payments of $5,000 on the first of each month beginning on August 1, 2003 for a total of $140,000. If all the aforementioned payments are made on or before their applicable due dates, or within their permitted grace periods, the $30,000 balance remaining of the note will be waived. At March 31, 2004, the outstanding balance on the note was $95,000 of which $35,000 was accounted for as long term notes payable and $60,000 as notes payable - short term.

On March 10, 2003, the Company issued a $125,000 convertible promissory note to a private investor that also was a non-affiliated Company shareholder. On June 5, 2003, the Company issued a $225,000 promissory note to the same investor upon receipt of $100,000 and the cancellation of the $125,000 note. On July 22, 2003, the Company made a $100,000 principal payment on the $225,000 note and, on September 18, 2003, repaid the $125,000 outstanding balance of the note, plus accrued interest thereon, with 25,800 shares of its Series B preferred stock convertible at $0.25 per share. This conversion provision represents a beneficial conversion feature, the value of which is calculated by subtracting the conversion price of $0.25 from the market price of the common stock on the date the preferred shares were issued. In this case, since the beneficial conversion feature is valued at more than the conversion price, the total value of the shares or $129,000 has been recognized as preferred dividends during the fiscal quarter ended November 30, 2003.

NOTE 4 - STOCKHOLDERS' EQUITY

SERIES B CONVERTIBLE PREFERRED STOCK
------------------------------------
During the nine months ended March 31, 2004, the Company sold 172,800 shares of its Series B convertible preferred stock for $864,000 and issued 25,800 shares as repayment of a promissory note and accrued interest thereon (see Note 3). The shares are convertible into the Company's common stock at $0.25 per share, are entitled to receive annual dividends of 10% and have preferred registration rights. This conversion provision represents a beneficial conversion feature, the value of which is calculated by subtracting the conversion price of $0.25 from the market price of the common stock on the date the preferred shares were issued. The value of this beneficial conversion feature in the amount of $816,000 was recognized as preferred dividends. This offering has been completed.

SERIES C CONVERTIBLE PREFERRED STOCK
------------------------------------
During the nine months ended March 31, 2004, the Company sold 10,832 shares of its Series C convertible preferred stock for $324,960 less commissions of $30,000. These shares are convertible into 1,083,200 shares of the Company's common stock at $0.30 per share, are entitled to receive annual dividends of 10%, include warrants to purchase 541,600 shares of common stock at $1.00 per share for a period of three years and have preferred registration rights. This transaction was effected under Rule 506 of Regulation D of the Securities Act of 1933. The conversion provision for these securities represents a beneficial conversion feature, the value of which is calculated by subtracting the conversion price of $0.30 from the market price of the common stock on the date the preferred shares were issued. The value of this beneficial conversion feature in the amount of $317,742 was recognized as preferred dividends.

SERIES X CONVERTIBLE PREFERRED STOCK
------------------------------------
During the nine months ended March 31, 2004, the Company issued 5,700,000 shares of common stock in exchange for its 100,000 shares of Series X convertible preferred stock.

COMMON STOCK
------------
During the nine months ended March 31, 2004, the Company:

- granted 1,280,666 shares of common stock to vendors, employees, lenders and consultants and recorded the shares at their fair market value of $667,464 at an average price of $.52 per share.

- sold 1,143,400 shares of common stock to individual investors residing outside of the United States for $717,945 less offering costs and discounts of $430,767 netting $287,178.

- issued 887,475 shares of common stock pursuant to anti-dilution agreements with respect to the issuance of common stock to the holders of the Company's Series X convertible preferred stock. This figure restates the 2,143,000 common shares reported as being issued related to anti-dilution provisions in the Company's 10-QSB for the period ended November 30, 2003 and resulted in a $1,256 decrease in common stock par value; and

- issued 60,800 shares of common stock pursuant to a settlement agreement with a former consulting company and recorded the shares at the fair market value of $27,968.

OPTIONS AND WARRANTS
--------------------
The Company's board of directors has the authority to determine when and to whom it grant options and warrants to purchase shares of the Company's common stock. In addition, the board determines the number of options and warrants to be granted and all other terms and conditions related to these securities such as the recipients' vesting schedules, expiration dates, exercise prices and restrictions.

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations. Accordingly, compensation cost for stock options and warrants is measured as the excess, if any, of the estimated fair value of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock. The Company has adopted the "disclosure only" alternative described in SFAS 123 and SFAS 148, which require pro forma disclosures of net income and earnings per share as if the fair value method of accounting had been applied.

The following table presents pro forma net loss and per share amounts as if the fair value method had been applied to employee stock options and warrants granted:



                                                           Nine months ended March 31,
                                                          ------------------------------
                                                               2004           2003
                                                          ------------  ----------------
Loss available to common shareholders:      As reported   $(4,297,253)   $(790,606)
                                                          ============  ================

                                            Pro forma     $(4,471,106)   $(907,123)
                                                          ============  ================

Loss per share, basic and diluted:          As reported   $(0.14)        $(0.03)
                                                          ============  ================

                                            Pro forma     $(0.14)        $(0.04)
                                                          ============  ================


For purposes of the pro forma calculations, the fair value of each option was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions used:

                                                  2004         2003
                                                 -----        -----

Dividend yield                                    None         None
Expected volatility factor                      0 - 58 %        0%
Approximate risk free interest rates              3%            3%
Expected lives, in years                         1-30         3 - 5

The determination of fair values for all stock options and warrants is based on the assumptions described in the preceding paragraph, and because additional option grants are expected to be made each year, the above pro forma disclosures are not representative of pro forma effects on reported net income or loss for future years.

STOCK OPTIONS
-------------
In November 2003, in connection with a twelve-month Business Advisory Agreement, the Company granted Newbridge Securities Corporation an option to purchase 500,000 shares of its common stock at a price of $.01 per share.

In December 2003, the Company granted options to purchase 71,500 of common stock to certain employees and directors of the Company. The options expire in three to five years from the grant date. The options are exercisable at prices ranging from $.40 to $.52 per share which were the fair values of the common stock at the respective grant dates. Accordingly, under APB 25, no compensation was recognized.

A summary of the stock option activity for the nine months ended March 31, 2004 is as follows:


                                               Weighted
                                               Average
                                               Exercise     Number     Exercise Price
                                                Price     of Options     Per Option
                                             ---------    -----------   --------------
Outstanding options at June 30, 2003           $0.40       14,486,679    $0.38 - $1.01
Granted                                        $0.06          571,500    $0.01 - $.052
Expired                                        $0.75          (29,793)           $0.75
                                                          ------------

Outstanding options at March 31, 2004          $0.39       15,028,386    $0.01 - $1.01
                                                          ============

Exercisable options at March 31, 2004          $0.38       13,195,428    $0.01 - $0.75
                                                          ============


The following table summarizes information concerning stock options outstanding at March 31, 2004.


                                                 Weighted         Weighted
                                                 average          average
                        Number of Options      remaining          exercise
Range of Exercise Price   Outstanding        life in years         price
------------------------  -----------        -------------         ------

0.01 - 0.40               13,520,610              3.25             $ 0.36
0.50 - 0.75                1,207,776              1.57             $ 0.55
1.01                         300,000              3.54             $ 1.01
                          -----------
                         15,028,386
                          ===========


WARRANTS
--------
The Company charged to expense the fair value of the instruments granted for services using the Black-Scholes option model. During the nine months ended March 31, 2004, the Company granted the warrants to purchase shares of the Company's common stock as follows:

- 541,600 shares at $1.00 per share of which 500,000 expire on July 14, 2006 and 41,600 expire on December 8, 2006 to the investors in the Company's of Series C convertible preferred stock and 100,000 shares at $2.00 per share that expire on July 14, 2006 to the sales agent responsible for the private placement;

- 500,000 shares at prices ranging from $0.54 to $1.29 per share which expire on November 4, 2006 to a consulting company providing the Company with various financial services for a period of one year;

- 395,200 shares at prices ranging from $0.53 to $0.78 per share which expire three years from their grant dates to various employees; and

- 244,050 shares at prices ranging from $0.46 to $0.58 per share which expire three years from the date granted to vendors and consultants.

- 600,000 shares at $0.75 per share which expire on March 31, 2007 to a consulting company providing the Company with financial services for a period of one year;

- 723,125 shares at prices ranging from $0.45 to $0.80 per share which expire on March 9, 2007 to the placement agent for the Series A Convertible Debentures

- 106,250 shares at prices ranging from $0.45 to $0.80 per share which expire on March 31, 2007 to the placement agent for the Series A Convertible Debentures

- 578,500 shares at $0.45 per share which expire on March 9, 2007 to the holders of the Company's Series A Convertible Debentures

- 85,000 shares at $0.45 per share which expire on March 31, 2007 to the holders of the Company's Series A Convertible Debentures

A summary of the warrant activity for the nine months ended March 31, 2004 is as follows:



                                           Weighted
                                          Average
                                          Exercise    Number of   Exercise Price
                                            Price      Warrants      Per Warrant
                                          --------    -----------   --------------
Outstanding warrants at June 30, 2003      $0.56        4,053,904    $0.75 - $2.00
Granted                                    $0.72        3,873,725    $0.45 - $2.00
Expired                                    $0.56         (454,089)   $0.75 - $1.51
                                                      ------------

Outstanding warrants at March 31, 2004     $0.77        7,473,540    $0.45 - $2.00
                                                      ============

Exercisable warrants at March 31, 2004     $1.56        6,923,540    $0.45 - $2.00
                                                      ============



The following table summarizes information concerning warrants outstanding at March 31, 2004.




                                                      Weighted          Weighted
                                                       average          average
                                                      remaining         exercise
Range of Exercise Price   Number of Warrants        life in years        price
------------------------  ------------------        -------------        ------
0.45  -  0.80                     6,155,255              2.10          $ 0.67
1.00  -  1.30                     1,050,769              2.00          $ 1.07
1.50  -  2.00                       267,516              1.34          $ 1.81
                          ------------------
                                  7,473,540
                          =================


NOTE 5 - SUBSEQUENT EVENTS

On April 30, 2004, the Company issued $420,000 of its Series A Convertible Debentures to 15 accredited investors and paid commissions and expenses of $54,600 that was accounted for as deferred financing costs to be amortized over the terms of the Debentures. See Note 3 of these financial statements for a further description of these debentures.

        ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion of our financial condition and results of operations should be read in conjunction with our unaudited consolidated financial statements and notes thereto contained elsewhere in this quarterly report.

FORWARD-LOOKING INFORMATION

This quarterly report on Form 10-QSB, including the discussion and analysis of our financial condition and results of operations and our disclosures about market risk, contain certain "forward-looking statements." These statements represent our expectations, beliefs, intentions, or strategies concerning future events and by their nature involve risks and uncertainties. Forward-looking statements include, among others, statements about our future performance, the continuation of historical trends, the sufficiency of our sources of capital for future needs, the expected impact of recently issued accounting pronouncements, and the outcome or effects of litigation. Risks that could cause actual results to differ materially from our current expectations include changes in market demand and pricing for our services, the impact of competition, changes in relationships with our customers, our ability to obtain sufficient carrier capacity at competitive rates to transport freight, our ability to retain shippers willing to have us move their freight, the risks associated with litigation and insurance coverage, the impacts of war on the economy, and changing economic conditions. Therefore, actual results may differ materially from our expectations based on these and other risks and uncertainties.

CRITICAL  ACCOUNTING  POLICIES

The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. On an on-going basis, management evaluates these estimates, including those related to inventories, depreciation, amortization, asset valuation allowances, contingencies and litigation. Management bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Note 2 to the Company's consolidated financial statements include a summary of the significant accounting policies and methods used in the preparation of our consolidated financial statements. Management believes that the following critical accounting policies affect the more significant judgments and estimates used in the preparation of the Company's financial statements.

Revenue Recognition. Revenue consists of the total dollar value of goods and services purchased from us by our customers. We recognize revenue as these services are rendered and goods are delivered. Upon delivery, the receiver of the goods acknowledges their receipt by signing a bill of lading and our collection of receivables is reasonably assured. Emerging Issues Task Force Issue No, 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent" establishes the criteria for recognizing revenue on a gross versus net basis. We record nearly all transactions in our freight brokerage business at the gross amount we charge our customers for our goods and services. In these transactions, we are the primary obligor, we have all credit risk, and we perform a portion of the service ordered by our customers. Revenue from access fees is recognized in the month that access to the P2S MobileMarket(TM) is provided to customers. Revenue from implementation services, pursuant to software development or similar contracts, typically is recognized on the percentage of completion method unless otherwise specified in the contract.

Stock Based Compensation. The Company uses SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provision of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123 and SFAS No. 148.

DESCRIPTION OF BUSINESS

The Company, through its wholly owned subsidiary Freight Rate, Inc., operates as an application service provider (ASP) offering an information and communication system used by companies that require full truckloads of goods to be moved to or from their facilities and the trucking companies that transport these goods. This system, named the P2S MobileMarket(TM), collects and processes location and other transportation information related to its customer's freight while in transit and their trucking assets at all times. This information instantly becomes accessible through the Company's website, http://www.power2ship.com, enabling the Company's customers to make better-informed logistics decisions.

The Company also offers trucking companies the opportunity to lease or purchase its proprietary wireless tracking and communication devices that automatically track their trucks, communicate this location information to the P2S MobileMarket(TM) and enable two-way wireless communication with the truck driver. These devices are a vehicle locator device with a built-in modem that utilizes global positioning system (GPS) technology to track the latitude and longitude of the truck and a handheld personal digital assistant (PDA) that connects to the vehicle locator device.

The Company's management believes that the P2S MobileMarket(TM) assists small and medium-sized trucking companies, particularly those with less than 30 trucks, compete more effectively with larger carriers by improving their management and utilization of transportation assets. Further, management believes its system helps companies needing to have freight transported to reduce their transportation, warehousing and inventory carrying costs.

NINE MONTHS ENDED MARCH 31, 2004 COMPARED TO THE NINE MONTHS ENDED MARCH 31,
2003

RESULTS OF OPERATIONS

REVENUE
Total revenue during the nine months ended March 31, 2004 was $1,366,263, an increase of $569,960 or approximately 72%, compared with revenue of $796,303 during the same nine-month period of fiscal year 2003. The revenue increase during the nine months ended March 31, 2004 consisted of the following:

- Freight transportation revenue of $1,052,326 which represented an increase of $723,083 or approximately 220% compared with $329,243 generated during the comparable nine-month period of fiscal year 2003. This increase partially was due to the Company providing a greater amount of freight transportation services to more customers in the 2004 period than in the 2003 period. Also, this increase was due to the Company providing freight transportation services for the entire nine-month period in fiscal year 2004 compared with only approximately the last five months of the comparable 2003 period prior to which the Company was in its development stage.

- Revenue from providing access services of $290,012 which represented an increase of $271,947 or approximately 1505% versus $18,065 generated during the comparable nine-month period of fiscal year 2003. This increase was due to the Company providing access services for more than eight months during the nine-month period ended March 31, 2004 compared with less than one month during the comparable nine-month period in 2003 prior to which the Company was in its development stage.

- Revenue from providing implementation services of $23,925 which represented a decrease of $425,070 or approximately 95% from $448,995 generated during the comparable nine-month period of fiscal year 2003. This decrease occurred as a result of the Company completing substantially all of the work associated with its sole implementation services contract during the nine-month period ended March 31, 2003.

OPERATING EXPENSES
Total operating expenses in the nine months ended March 31, 2004 were $4,127,346, which represented an increase of $2,631,688 or approximately 176% versus operating expenses of $1,495,658 incurred during the nine-month period ended March 31, 2003. This increase was attributed to higher freight transportation costs as a result of the increase in revenue generated from providing freight transportation services as well as to an increase in selling, general and administrative expenses primarily associated with the additional compensation paid to personnel required to implement the Company's business plan.

Freight transportation costs incurred during the nine months ended March 31, 2004 were $928,425 which represented an increase of $622,525 or approximately 204%, versus $305,900 incurred during the comparable nine-month period of fiscal year 2003. This increase partially was due to the costs incurred by the Company in providing a greater amount of freight transportation services to more customers in the 2004 period than in the 2003 period. Also, this increase was due to the Company providing freight transportation services for the nine-month period ended March 31, 2004 versus only approximately the last 5 months of the comparable nine-month period in fiscal year 2003 prior to which the Company was in its development stage.

Selling, general and administrative expenses during the nine months ended March 31, 2004 were $3,198,921 which represented an increase of $2,009,163 or 169%, from $1,189,758 during the comparable nine-month period in fiscal year 2003. Most of this increase was attributed to salaries, fringe benefits and consulting fees of $1,384,726 which represented an increase of $950,595 or approximately 219% from $434,131 during the comparable nine-month period in fiscal year 2003. This increase primarily was due to an increase in the number of people working for the Company from 17 at March 31, 2003 to 27 at March 31, 2004. Also, the compensation level of many of these people, which was below industry average compensation levels in 2003 while the Company was a development stage company, was raised in 2004.

Other categories of selling, general and administrative expenses with notable increases during the nine months ended March 31, 2004 versus the comparable nine-month period in fiscal year 2003 were as follows:

- Professional fees increased by $100,082 or approximately 121% to $183,051 in the nine months ended March 31, 2004 from $82,969 during the same nine-month period during fiscal year 2003. This increase resulted from higher legal and accounting fees related to public reporting requirements, litigation and other matters incurred in the ordinary course of business in the 2004 period compared with the 2003 period.

- Rent expense increased by $71,255 or approximately 310% to $94,278 in the nine months ended March 31, 2004 from $23,023 in the comparable nine-month period in fiscal year 2003 as a result of the Company's move to a much larger facility in Boca Raton, Florida in June 2003 to accommodate its growth in personnel and operations.

- Travel, meals and entertainment expenses increased by $50,339 or approximately 57% to $139,015 in the nine months ended March 31, 2004 from $88,676 in the comparable nine-month period in fiscal year 2003 as a result of additional travel to customers, vendors and potential investors.

- Advertising and marketing expenses, including convention and trade show expenses, increased by $44,698 or approximately 596.0% to $52,198 in the nine months ended March 31, 2004 from $7,500 in the comparable nine-month period in fiscal year 2003 as the Company began participating in conventions and trade shows to introduce its products and services to its target markets during fiscal year 2004. It did not participate in any trade shows in the nine months ended March 31, 2003 as it was in its development stage during that time period.

OTHER EXPENSES
Other expenses increased by $182,447 or approximately 200% to $273,698 in the nine months ended March 31, 2004 from $91,251 in the comparable nine-month period of fiscal year 2003. This increase primarily was attributed to an increase in interest expense of $139,110 or approximately 129% to $246,576 in the nine-month period in fiscal year 2004 versus $107,466 in the comparable nine-month period of fiscal year 2003. Also, the Company incurred litigation settlement expenses of $27,968 in the nine-month period ended March 31, 2004 versus $0 in the comparable nine-month period in fiscal year 2003.

LIQUIDITY AND CAPITAL RESOURCES

The Company has experienced losses and negative cash flow from operations since its inception. As of March 31, 2004, the Company had an accumulated deficit of $11,538,274, stockholders' deficit of $540,067, cash and cash equivalents of $524,527 and a working capital surplus of $310,496.

During the nine months ended March 31, 2004, the Company's cash balance increased by $461,209. This increase was the result of the Company receiving $2,271,067 from financing activities offset by $1,751,804 used in operating activities and $58,054 used to purchase property and equipment.

Cash flow used in operating activities consisted of the net loss of $3,034,781 offset by $1,045,675 in non-cash compensation of stock, options and warrants issued or granted for services and $210,862 in cash provided by operating assets and liabilities during the nine-month period ended March 31, 2004.

Cash flow provided by financing activities included $1,257,929 in net proceeds from the issuance of Series A convertible debentures and promissory notes, $1,110,960 in net proceeds from the issuance of shares of Series B and Series C preferred stock and $287,178 in net proceeds from the issuance of shares of common stock less $385,000 in repayments of promissory notes during the nine-month period ended March 31, 2004.

The Company's future capital requirements depend primarily on the rate at which it can decrease its use of cash to fund operations. Cash used for operations will be affected by numerous known and unknown risks and uncertainties including, but not limited to, the Company's ability to successfully market its products and services, the degree to which competitive products and services are introduced to the market, and its ability to attract key personnel as it grows. As long as the Company's cash flow from operations remains insufficient to completely fund its operations, it will continue depleting its financial resources and seeking additional capital through equity and/or debt financing.

Management estimates that its cash on hand at March 31, 2004 plus $376,700 in net proceeds received in April 2004 from the issuance of Series A convertible debentures notes will be sufficient to fund its projected use of cash for operating activities until approximately July 1, 2004. The Company presently does not have any commitments for additional capital and there is no assurance that it will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on acceptable terms. If it cannot obtain funds when required, it may be forced to modify its business plan and curtail or cease its expansion and development plans. Further, such subsequent equity financing(s) will cause existing shareholders to be diluted and the issuance of any additional debt securities may contain restrictive covenants that may have an adverse affect on its operations and encumber its assets.

ITEM 3. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure and procedures

Within 90 days prior to this report, with the participation of management, the Company's principal executive officer and principal financial officer evaluated our disclosure controls and procedures. Based on this evaluation, the principal executive officer and principal financial officer concluded that the disclosure controls and procedures are effective in timely alerting him to material information required to be disclosed in periodic reports filed with the Securities and Exchange Commission. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

(b) Changes in internal controls

Subsequent to March 31, 2004 through the date of filing this Form 10-QSB, there have been no significant changes in the Company's internal controls or in other factors that could significantly affect those controls, including any significant deficiencies or material weaknesses of internal controls that would require corrective action.

                           PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

In March 2004, the Company waived service of summons related to a civil action filed in November 2003 in the U.S. District Court for the Southern District of New York (Davimos et al v. Halle et al, Case No. 03CV9199). The Company was named as one of a number of defendants in a complaint by two individuals claiming that in 2000 they each were induced by parties unrelated to the Company into making an investment of $100,000, based on false and misleading information, in an entity that allegedly was controlled by an individual who sold his corporation to the Company in April 2001. Management believes that the claim is without merit as it pertains to the Company and will file responsive pleadings in the near future.

In April 2004, the Company filed a petition in the Supreme Court of the State of New York, County of Kings, (Power2Ship, Inc. v. Flow Capital Advisors, Inc. et al, Index No. 11495/04) against a consulting company formerly engaged by the Company and a former Company director (collectively, the "Respondents") and obtained a temporary order restraining Respondents from transferring or in any manner encumbering any securities of the Company held by them. The former consulting company currently owns 779,155 shares of the Company's common stock and an option to purchase 200,000 shares of the Company's common stock received by it pursuant to two consulting agreements with the Company. The Company alleges that the first consulting agreement represents a wrongful usurping of corporate opportunity by the principal shareholder of the former consulting company and that both consulting agreements were fraudulently obtained through material omissions and misrepresentations made prior to, and after, entering into the consulting agreements. The Company is pursuing these claims through arbitration in Florida under the rules of the American Arbitration Association and has dropped its New York action.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS

During the three months ended March 31, 2004, the Company issued:

- 205,000 shares of its common stock to vendors and consultants and recorded the shares at their fair market value of $172,125. Inasmuch as these vendors and consultants were sophisticated investors, could bear the economic risk of the common stock and had access to applicable information pertaining to the Company, the transactions were deemed to be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933;

- 27,274 shares of its common stock to a lender in consideration for a $50,000 loan and recorded the shares at their fair market value of $12,273. Inasmuch as this lender was an accredited investor, could bear the economic risk of the common stock and had access to applicable information pertaining to the Company, the transaction was deemed to be exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933;

- $1,327,000 of its Series A convertible debentures to 23 accredited investors and paid commissions and expenses of $173,810 that were accounted for as deferred financing costs to be amortized over the terms of the debentures. This issuance was deemed to be exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act of 1933. The proceeds from the sale of these securities are being used primarily to fund the Company's projected negative cash flow from operations. Further details of this security may be found in note 3 to the consolidated financial statements herein.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

     None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

ITEM 5. OTHER INFORMATION

     None.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Exhibits:

31.1 Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2 Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Chief Executive Officer and Chief Financial
     Officer Pursuant to 18 U.S.C. Section 1350.

(b)   Reports on Form 8-K:

On March 12, 2004, the Company filed a report on Form 8-K containing information under Item 5 (Regulation FD) disclosing that it had completed the initial phase of a private financing of secured convertible debentures. Also, under Item 8 of this report, the Company disclosed that its board of directors had authorized a change in the Company's fiscal year from May 31 to June 30 intended to align the Company's quarterly reporting obligations with calendar quarters, resulting in a more traditional reporting pattern and thereby reducing potential confusion in the marketplace.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 17, 2004
     POWER2SHIP, INC.

By    /s/ Richard Hersh
    -------------------
       Richard Hersh
       Chief Executive Officer

EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, Richard Hersh, certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of Power2Ship, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4. The issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) for the issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectives of the issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the issuer's internal control over financial reporting that occurred during the period covered by the Quarterly Report that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

5. The issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.



                                     /s/ Richard Hersh
                                    -------------------------
                                    Chief Executive Officer


May 17, 2004

EXHIBIT 31.2

SECTION 302 CERTIFICATION

I, Richard Hersh, certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of Power2Ship, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4. The issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) for the issuer and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectives of the issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the issuer's internal control over financial reporting that occurred during the period covered by the Quarterly Report that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

5. The issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.



                                     /s/ Richard Hersh
                                    -------------------------
                                     Chief Financial Officer


May 17, 2004

EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Report on Form 10-QSB of Power2Ship, Inc. for the period ended March 31, 2004, I, Richard Hersh, Chairman, Chief Executive Officer and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Report on Form 10-QSB for the quarter ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report on Form 10-QSB for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Power2Ship, Inc.

                                POWER2SHIP, INC.



Dated: May 17, 2004                      By: /s/  Richard Hersh
                                      -------------------------
                                Name: Richard  Hersh, Chairman
                               Title: Chief  Executive Officer and
                                      Chief Financial Officer